                                                 HANCOCK HOLDING COMPANY

                                                      March 5, 2007

Dear Shareholder:

         You are  cordially  invited to attend the  Company's  annual  meeting on March 29,  2007.  The meeting will begin promptly at 5:30 p.m., local time, at Hancock Bank, One Hancock Plaza, 2510 14th Street, Gulfport, Mississippi.

         The official  Notice of Meeting,  Proxy  Statement and Form of Proxy are included  with this letter.  The matters listed in the Notice of Meeting are described in detail in the Proxy Statement.

         The vote of every  shareholder  is important.  Regardless of whether or not you plan to attend the annual meeting in Gulfport,  please sign,  date and promptly  mail your proxy.  The Board of  Directors  and  Management  look forward to greeting those shareholders that are able to attend.

                                                              Sincerely,

                                                              /s/ Leo W. Seal, Jr.

                                                              Leo W. Seal, Jr.
                                                              President

                                                 Hancock Holding Company
                                                    One Hancock Plaza
                                                     2510 14th Street
                                                    Gulfport, MS 39501
                                                      (228) 563-6559
                                                      March 5, 2007

                                         NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

         The annual  meeting of  shareholders  of Hancock  Holding  Company will be held at One Hancock  Plaza,  2510 14th
Street, Gulfport, MS 39501, on March 29, 2007 at 5:30 p.m., local time for the following purposes:

    1.  To elect five (5)  directors  to hold  office for a term of three (3) years or until their  successors  are elected and qualified. (Item 1)

    2.  To vote on approval of the  appointment  of KPMG LLP, as the  Independent  Public  Accountants  for the  Company.
        (Item 2)

    3.  To vote on  approval of the  Amendment  to the  Company's  Articles of  Incorporation  to increase  the number of authorized shares of Common Stock from 75,000,000 to 350,000,000. (Item 3)

         Only those shareholders of record at the close of business on February 13, 2007 shall be entitled to notice of, and to vote at, the meeting or any adjournments thereof.

         WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING,  PLEASE DATE, SIGN AND RETURN  PROMPTLY THE  ACCOMPANYING
PROXY.  IF YOU DO ATTEND THE MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE IN PERSON.

                                                 By Order of the Board of Directors

                                                  /s/ Leo W. Seal, Jr.           /s/ George A. Schloegel

                                                 Leo W. Seal, Jr.               George A. Schloegel
                                                 President                      Chairman

                                                 Hancock Holding Company
                                                    One Hancock Plaza
                                                     2510 14th Street
                                                    Gulfport, MS 39501
                                                      (228) 563-6559
                                                      March 5, 2007

This proxy statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Hancock Holding Company (the “Company” or “HHC”) for the annual meeting of shareholders to be held on March 29, 2007, 5:30 p.m., local time, at Hancock Bank, One Hancock Plaza, 2510 14th Street, Gulfport, Mississippi. Only shareholders of record at the close of business on February 13, 2007 are entitled to notice of and to vote at the meeting. It is expected the Proxy Materials will be mailed on or before March 5, 2007.

This proxy solicitation is made by the Board of Directors of HHC. Nominees are advised prior to record date to submit their request for proxy solicitation materials, and they are shipped overnight to nominees or their designated agent for process to non-objecting beneficial owners and objecting beneficial owners.

Holders of record of the Company’s Common Stock, par value $3.33 per share (the “Common Stock”) as of February 13, 2007 (the “Record Date”) are entitled to vote at the meeting or any adjournment thereof. Each share of Common Stock entitles the holder thereof to one (1) vote on each matter presented at the Annual Meeting for shareholder approval. As of the Record Date, 32,684,814 shares of Common Stock were outstanding and entitled to vote. The presence at the Annual Meeting, in person or by proxy, of a majority of the shares of Common Stock outstanding and entitled to vote on February 13, 2007 will constitute a quorum.

Pursuant to Mississippi Law and the Company’s Bylaws, action on a matter (other than the election of Directors) is approved if the votes cast favoring the action exceed the votes cast opposing the action, unless the Company’s Articles of Incorporation or Mississippi Law specifically requires a greater number of affirmative votes on a particular matter. Abstentions and broker non-votes are only for the purpose of determining whether a quorum is present at the meeting. Broker non-votes and shareholder abstentions are not counted in determining whether or not a matter has been approved by shareholders.

Pursuant to Mississippi Law and the Company’s Bylaws, directors are elected by a plurality of the votes cast in the election of directors. A “plurality” means that the individuals with the largest number of favorable votes are elected as directors, up to the maximum number of directors to be chosen at the meeting.

Shareholders of the Company do not have cumulative voting rights with respect to the election of directors at the Annual Meeting. A shareholder has the right to vote the number of shares owned in the election of each director. With respect to the election of five (5) directors to hold office for the terms indicated here in, the nominees receiving the most votes, up to five (5), will be elected. If the Proxy is marked to vote for the five (5) directors as a group, one vote will be cast for each director for each share entitled to vote. If any shareholder wishes to vote for fewer than five (5) directors, they may line through or otherwise strike out the name of any nominee.

Any person giving a Proxy has the right to revoke it at any time before it is exercised. A shareholder may revoke his Proxy: (1) by personally appearing and choosing to vote at the Annual Meeting; (2) by written notification to the Company which is received prior to the exercise of the Proxy; or (3) by a subsequent Proxy executed by the person executing the prior Proxy and presented at the Annual Meeting. All properly executed Proxies, if not revoked, will be voted as directed on all matters proposed by the Board of Directors, and, if the shareholder does not direct to the contrary, the shares will be voted “FOR” Items 1, 2, and 3 as described below.

Corporate Communications, Inc. is contracted by the Company to solicit proxy requests at a cost of approximately $3,500, plus customary expenses. The contact at Corporate Communications, Inc. is Mr. Roy Alley, 523 Third Avenue South, Nashville, Tennessee 37210. He can be reached at telephone number (615) 254-3376. All nominees and brokers will be reimbursed the allowable charges as per U.S. Securities and Exchange Commission regulations. The Company will bear the cost of the solicitation of proxy materials. All requests for payment should be directed to: Hancock Holding Company, Attention Paul D. Guichet, Investor Relations Department, P.O. Box 4019, Gulfport, MS 39502. Solicitation of proxies will be primarily by mail. Officers, directors, and employees of the Company and its subsidiaries, Hancock Bank and Hancock Bank of Louisiana, Hancock Bank of Florida and Hancock Bank of Alabama (hereinafter referred to collectively as the “Banks”) also may solicit Proxies personally.

Any shareholder, or their appointed agent, who has any questions concerning the procedures for voting their proxy or the annual meeting should contact the Corporate Investor Relations Department, attention Paul D. Guichet at (228) 563-6559 or 1-800-522-6542 ext. 86559.

MANAGEMENT PROPOSALS:

ITEM 1 — ELECTION OF DIRECTORS

The Board of Directors, by a vote of a majority of the full Board, has nominated the persons named below for election to serve as directors. The term of each five (5) newly elected directors will expire at the Annual Meeting of Shareholders as indicated or when his successor has been elected and qualified.

The Company’s Articles of Incorporation provide for a Board of at least nine (9) directors classified into three (3) classes of directors. At each annual meeting each class of directors whose term has expired will be elected to hold office until the third succeeding annual meeting or until their successor has been elected and qualified.

It is the intent of the persons named in the Proxy to vote such Proxy “FOR” the election of the nominees listed below, unless otherwise specified in the Proxy. In the event that any such nominee should be unable to accept the office of director, which is not anticipated, it is intended that the persons named in the Proxy will vote for the election of such person in the place of such nominee as the Board of Directors may recommend.

Nominations for the election to the Board of Directors, other than those made by or at the direction of the Board of Directors, may be made by a shareholder by delivering written notice to the Company’s Corporate Secretary not less than fifty (50) nor more than ninety (90) days prior to the meeting at which directors are to be elected, provided that the Company has mailed the first notice of the meeting at least sixty (60) days prior to the meeting date. If the Company has not given such notice, shareholder nominations must be submitted within ten (10) days following the earlier of: (i) the date that notice of the date of the meeting was first mailed to the shareholders, or (ii) the date on which public disclosure of such date was made. The shareholder’s notice must set forth as to each nominee: (i) the name, age, business address and residence address of such nominee; (ii) the principal occupation or employment of such nominee; (iii) the class and number of shares of the Company’s Common Stock which are beneficially owned by such nominee; and (iv) any other information relating to such nominee that may be required under federal securities laws to be disclosed in solicitations of proxies for the election of Directors. The shareholder’s notice must also set forth as to the shareholder giving notice: (i) the name and address of such shareholder; and (ii) the class and amount of such shareholder’s beneficial ownership of the Company’s Common Stock.

If the information supplied by the shareholder is deficient in any material aspect or if the foregoing procedure is not followed, the chairman of the Annual Meeting may determine that such shareholder’s nomination should not be brought before the meeting and that such nominee shall not be eligible for election as Director of the Company.

NOMINEES FOR DIRECTOR

Don P. Descant - currently a Director
         Additional information for Mr. Descant can be found in the section describing directors of the Company.

James B. Estabrook, Jr. - currently a Director
         Additional information for Mr. Estabrook can be found in the section describing directors of the Company.

Robert W. Roseberry - currently a Director
         Additional information for Mr. Roseberry can be found in the section describing directors of the Company.

Leo W. Seal, Jr. - currently a Director
         Additional information for Mr. Seal can be found in the section describing directors of the Company.

Anthony J. Topazi - currently a Director
         Additional information for Mr. Topazi can be found in the section describing directors of the Company.
The Board of Directors Recommends you vote FOR Item 1.

ITEM 2 -- APPROVAL OF INDEPENDENT PUBLIC ACCOUNTANTS

The Board of Directors has appointed KPMG LLP, a firm of independent certified public accountants, as auditors for the fiscal year ending December 31, 2007, and until their successors are selected.

The Company has been advised that neither the firm nor any of its partners has any direct or any material indirect financial interest in the securities of the Company or any of its subsidiaries, except as auditors and consultants on accounting procedures and tax matters. The Board anticipates that representatives of KPMG LLP will be in attendance at the Annual Meeting, be present to make a statement or be available to respond to questions.

Although not required to do so, the Board of Directors has chosen to submit its appointment of KPMG LLP for ratification by the Company's shareholders. It is the intention of the persons named in the Proxy to vote such Proxy FOR the ratification of this appointment. If this proposal does not pass, the Board of Directors will reconsider the matter. The proposal will be ratified if the votes cast favoring the appointment exceed the votes cast opposing it.

The Board of Directors Recommends you vote FOR Item 2.

ITEM 3 -- APPROVAL OF AMENDMENT TO THE ARTICLES OF INCORPORATION

The Board of Directors believes it is necessary to increase the Company's authorized Common Stock from the current 75,000,000 to 350,000,000. The recommended increase is needed to provide for the reservation of shares for potential future acquisitions, the Automatic Dividend Reinvestment and Stock Purchase Plan, the Hancock Bank 401(k) plan, the Company's Shareholder Rights Plan, as well as the 2005 Long Term Incentive Plan that you approved in 2005. The Board also believes that additional authorized shares are required to ensure the Company's ability to satisfy these obligations, and to provide the Company with the flexibility to use these newly authorized shares for raising additional equity capital, for use in possible mergers and acquisitions, for stock dividends or stock splits, etc., which may appear desirable in the future. Except for the plans described above, there are presently no arrangements, intentions, nor understandings with the respect to the issuance of any additional shares of Common Stock.

If additional stock is authorized, the Board of Directors would, without further action by the shareholders unless otherwise required by law or regulation, be able to authorize issuance of the stock at such times, for such purposes and for such consideration as it may deem desirable, without further shareholder action. Any issuance of additional authorized shares could result in the dilution of each existing shareholder's voting power, and could, depending upon a variety of factors, have the effect of diluting the earnings per share or book value per share of outstanding shares of Common Stock.

Under the Company's Shareholder Rights Plan, the issuance of additional shares of Common Stock might have anti-takeover effects by diluting the voting power of a person or entity seeking to acquire the Company. This proposal to amend the Articles is not in response to any effort of which the Company is aware to accumulate the Company's stock or obtain control of the Company. The Board does not presently contemplate recommending the adoption of any other amendments to the Articles which could be construed to affect the ability of third parties to takeover or change control of the Company.

The Articles and Bylaws of the Company presently contain the following provisions which could be considered to have an anti-takeover effect: (i) authorized but unissued shares of Common Stock issuable by the Board of Directors without shareholder approval; (ii) division of the Board of Directors into three (3) classes of directors serving staggered three-year terms; (iii) Board authority to increase or decrease the size of the Board of Directors during periods between annual shareholder meetings; and (iv) the requirement of the supermajority shareholder approval to approve certain business combinations.

The Board of Directors, therefore, has unanimously voted to approve the proposed amendment to increase the authorized Common Stock to 350,000,000 shares and intends to vote for the Amendment at the Annual Meeting.

Holders of the Company's Common Stock do not have preemptive rights as to any class of stock of the Company. Therefore, the Company may issue any stock, any rights to purchase stock or any other security convertible into stock without first offering any such securities to the holders of the Common Stock. Holders of the Common Stock are entitled to one vote per share on all matters to be decided by the shareholders.

A copy of the proposed amendment to the Company's Articles as adopted by the Board of Directors is included in the Proxy Statement as Exhibit "A".

RECOMMENDATION AND REQUIRED AFFIRMATIVE VOTE

Approval of the amendment to the Articles by the shareholders requires the affirmative vote of the holders of a majority of the votes cast (in person or by proxy) at the meeting for or against such approvals. It is expected that shares owned beneficially or controlled by the executive officers and directors of the Company (approximately 17.3% of the outstanding stock) will be voted in favor of the proposed amendment to the Articles. In addition, it is expected that approximately 3,838,672 shares or approximately 11.7 % of the Company's outstanding Common Stock, over which the Trust Department of the Bank has voting power, will be voted by the Trust Department of the Bank in favor of the proposed amendment to the Articles.

THE BOARD OF DIRECTORS HAS UNANIMOUSLY DETERMINED THAT THE AMENDMENT TO THE ARTICLES IS IN THE BEST INTERESTS OF THE COMPANY AND ALL ITS SHAREHOLDERS AND RECOMMENDS THAT SHAREHOLDERS VOTE FOR APPROVAL OF THE AMENDMENT TO THE ARTICLES.

The Board of Directors Recommends you vote FOR Item 3.

DIRECTORS OF HHC

Alton G. Bankston
         Director of the Company since 2005.  Retired Owner of Bankston Paint Center,  Inc., Biloxi,  Mississippi.  Former
President  of the Greater  Biloxi  Economic  Foundation.  Member of the  University  of Southern  Mississippi  President's
Advisory Board and Mississippi Gulf Coast Community College Board.  An Advisory Director of Hancock Bank since 1995.
         Term of Office: For a three-year period to expire 2009.
         Age: 65

Frank E. Bertucci
         Director of the Company since 2000.  Since 1978,  Mr.  Bertucci has been employed with F.E.B.  Distributing  Co.,
Inc., a regional  beverage  wholesaler and currently serves as its President.  An Advisory  Director of Hancock Bank since
1995.
         Term of Office: For a three-year period to expire 2008.
         Age: 50

Joseph F. Boardman, Jr.
         Director  of the  Company  since  1984.  Chairman  of the Board  from 1987 to 2006.  Retired  President  of Coast
Materials  Company (Ready Mixed Concrete  Business),  Gulfport,  Mississippi.  An Advisory  Director of Hancock Bank since
1972 and Hancock Bank of Florida since 2003.
         Term of Office: For a three-year period to expire in 2008.
         Age: 77

Carl J. Chaney
         Director of the Company since 2006.  Named Chief Executive  Officer,  Hancock Holding Company in 2006;  Executive
Vice  President and Chief  Financial  Officer of the Company,  Hancock  Bank,  Gulfport,  Mississippi  and Hancock Bank of
Louisiana since 1998;  Director of Hancock Bank of Florida since 2003 and Hancock Bank of Alabama since 2007;  Partner and
Director, Watkins, Ludlam, Winter and Stennis, P.A. from 1995 to 1998.
         Term of Office: For a one-year period to expire in 2008.
         Age: 45

Don P. Descant
         Director  of the  Company  since  2005.  President  of  M.D.  Descant  Inc.  Former  President  of the  Louisiana
Association of General  Contractors.  Vice Chairman of Bunkie General  Hospital and former President of the Bunkie Chamber of Chamber of Commerce. Director of Hancock Bank of Louisiana since 1995.
         Term of Office: If re-elected, for a three-year period to expire in 2010.
         Age: 58

James B. Estabrook, Jr.
         Director of the Company  since 1995.  Mr.  Estabrook's  principal  occupation  has been as President of Estabrook
Motor Co., Inc. since 1967. Mr.  Estabrook also serves in the capacities at the companies  indicated:  President of Weaver
Motor Co., Inc.  (Automobile  Dealerships);  President of Auto Credit,  Inc.  (Auto Finance  Business);  General  Partner,
Estabrook  Properties,  LP (Real  Estate  Business);  Vice  President,  Falcon  Leasing and Rental,  Inc.,  (Daily  Rental
Automobile Business) Pascagoula, Mississippi; and an Advisory Director of Hancock Bank since 1985.
         Term of Office: If re-elected, for a three-year term to expire in 2010.
         Age: 62

John H. Hairston
         Director of the Company since 2006.  Named Chief Executive  Officer,  Hancock Holding Company in 2006;  Executive
Vice President and Chief  Operations  Officer of the Company,  Hancock Bank,  Gulfport,  Mississippi,  and Hancock Bank of
Louisiana since 1994; an Advisory  Director of Hancock Bank of Florida since 2003.  Senior Financial  Consulting  Manager,
Anderson Consulting (Accenture) from 1987 to 1994.
         Term of Office: For a two-year period to expire in 2009.
         Age: 43

James H. Horne
         Director of the Company since 2000.  Mr. Horne is owner of Capital  Properties,  Inc. and  Valuation  Specialist,
Inc.,  specializing  in real estate  development  and  appraisal for over 20 years.  Mr. Horne is also  President of Ocean
Springs Self Storage, Inc., Ocean Springs, Mississippi;  President of Gulfport Self Storage, Inc., Gulfport,  Mississippi;
President of Grelot Self Storage, Inc., Gautier,  Mississippi;  Gautier Self Storage, Inc., Gautier,  Mississippi;  Market
Street Properties (Self Storage business), Biloxi, Mississippi.  An Advisory Director of Hancock Bank since 1995.
         Term of Office: For a three-year period to expire 2009.
         Age: 55

Charles H. Johnson, Sr.
         Director of the Company since 1987.  Business  Manager  since 1961 and previous  President of Charles H. Johnson,
Inc.  (Residential General Contracting  Business),  Diamondhead,  Mississippi;  Treasurer since 1965, Universal Warehouse,
Inc., (Mini-Storage Business), Diamondhead, Mississippi. An Advisory Director of Hancock Bank since 1977.
         Term of Office: For a three-year period to expire 2008.
         Age: 73

John H. Pace
         Director of the Company  since 2005.  Chairman of Hancock  Bank of  Louisiana  since 2005.  Retired  President of
Interstate  Companies of Louisiana,  Inc.  Chairman of Our Lady of the Lake Regional  Hospital  Capital Fund.  Director of
Hancock Bank of Louisiana since 1990; an Advisory Director of Hancock Bank since 2002.
         Term of Office: For a three-year period to expire in 2008.
         Age: 76

Robert W. Roseberry
         Director of the Company  since 2001.  President  of Northern  Division of Hancock  Bank,  Gulfport,  Mississippi,
since 2001.  Chairman and Chief  Executive  Officer of Lamar Capital  Corporation  from 1998 to 2001.  President and Chief
Executive  Officer of Lamar Bank from 1986 to 1998. Mr. Roseberry  served in various  capacities with Lamar Bank from 1971 to 1986. Director of Lamar Bank since 1972.
         Term of Office: If re-elected, for a three-year term to expire in 2010.
         Age: 56

George A. Schloegel
         Director of the Company since 1984.  Named Chairman of the Board,  Hancock Holding Company in 2006; Vice Chairman
from 1984 to 2006 and Chief Executive  Officer from 2000 to 2006;  President,  Hancock Bank,  Gulfport,  Mississippi since
1990;  Director of Hancock Bank of Louisiana  since 1990 and Hancock Bank of Alabama since 2007;  an Advisory  Director of
Hancock Bank of Florida since 2003.  Director of  Mississippi  Power Company,  Gulfport,  Mississippi.  Mr.  Schloegel was
employed  part-time  with  Hancock  Bank from  1956-1959  and began  full-time  employment  in 1962.  He served in various capacities until being named President in 1990.
         Term of Office: For a three-year term to expire in 2009.
         Age: 66

Leo W. Seal, Jr.
         Director  of the  Company  since  1984.  President,  Hancock  Bank,  Gulfport,  Mississippi  from  1963 to  1990;
President  of Hancock  Holding  Company  since 1984,  Chief  Executive  Officer from 1984 to 2000;  an Advisory  Director,
Hancock  Bank of  Louisiana  since 1993 and Hancock Bank of Florida  since 2003.  Hancock Bank  employed Mr. Seal in 1947.
He was elected to the Board of  Directors  of Hancock  Bank in 1961 and named  President  in 1963 and in 1977 he was named
Chief Executive Officer.
         Term of Office: If re-elected, for a three-year period to expire in 2010.
         Age: 82

Christine L. Pickering
         Director  of the  Company  since 2000.  Ms.  Pickering  is a  Certified  Public  Accountant  and owner of Christy
Pickering, CPA since 1991. An Advisory Director of Hancock Bank since 1995.
         Term of Office: For a three-year period to expire in 2009.
         Age: 46

Anthony J. Topazi
         Director of the Company since 2007.  Mr.  Topazi is President  and Chief  Executive  Officer,  Mississippi  Power
Company since 2004. Mr. Topazi chairs the Infrastructure  Committee of the Governor's Commission on Recovery,  Rebuilding,
and Renewal;  Momentum  Mississippi-- a  public-private  economic  development  partnership;  and the Gulf Coast  Business
Council.  Mr. Topazi  currently  serves on the  Mississippi  Economic  Council  board of  directors,  as vice chair of the
Mississippi  Partnership  for Economic  Development.  Mr. Topazi also serves on the boards of directors for the Gulf Coast
Community  Foundation  and on the Nature  Conservancy of Mississippi  board of trustees.  An Advisory  Director of Hancock
Bank since 2004.
         Term of Office: If re-elected, for a three-year period to expire in 2010.
         Age: 56

George A. Schloegel is a director of Mississippi Power Company, Gulfport, Mississippi. None of the other Directors of the Company are directors of another company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the reporting requirements of Section 15(d) of the Act, or registered as an investment company under the Investment Company Act of 1940.

A majority of the Company’s directors are independent as defined in NASDAQ Global Listing Standards. No family relationship exists between any directors, executive officers, or persons nominated to become a director of the Company.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s directors and executive officers, and persons who own more than ten percent of a registered class of the Company’s equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock of the Company. Officers, directors and greater than ten percent stockholders are required to furnish the Company with copies of all Section 16(a) forms they file.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table sets forth information concerning the number of shares of Common Stock of the Company held as of December 31, 2006 by the only shareholders who are known to management to be the beneficial owners of more than five percent (5%) of the Company’s outstanding shares:

----------------------------------------- ------------------------------------------ ------------------------
Name and Address                               Amount and Nature of Beneficial               Percent
of Beneficial Owner                             Ownership (1) of Common Stock               of Class

----------------------------------------- ------------------------------------------ ------------------------
Hancock Bank Trust Department                          3,838,672.1 (2)                       11.75%
One Hancock Plaza
Gulfport, Mississippi 39501

----------------------------------------- ------------------------------------------ ------------------------
Leo W. Seal, Jr.                                       4,069,358.2 (3)                       12.46%
408 North Beach Blvd.
Bay St. Louis, Mississippi 39520
----------------------------------------- ------------------------------------------ ------------------------
______________________
(1)  Constitutes sole ownership unless otherwise indicated.
(2)  Consists of shares held and voted by the Hancock  Bank Trust  Department  as trustee for 65  different  accounts.
     Within these 65 accounts,  the Trust  Department has sole voting rights on 3,838,672.1  shares.  The Trust Department of the Bank has the sole right to dispose of 3,181,731.7 shares and the shared right to dispose of 304,232.4 shares.
(3)  Includes 8,552 shares owned by Mr. Seal's spouse,  360,000 shares held in a marital trust,  and 1,304,468  shares held in  fiduciary  capacity  in the Trust  Department  of Hancock  Bank,  as to which Mr.  Seal has sole  voting and dispositive  rights.  Mr. Seal's sister and her children are the  beneficiaries of this trust and therefore they have the right to receive and the power to direct the receipt of dividends  from,  or the proceeds  from the  ownership of these 1,304,468 shares. Mr. Seal disclaims  beneficial  ownership of these 1,304,468 shares. Also included are 40,644 options and 24,000 restricted stock awards granted to Mr. Seal in the 1996 Long-Term Incentive Plan.

SECURITY OWNERSHIP OF MANAGEMENT
(As of December 31, 2006)

Name of Beneficial Owner                          Amount and                   Percent
                                                   Nature of                   of Class
                                           Beneficial Ownership (1)
                                                of Common Stock

--------------------------------------- -------------------------------- ---------------------
Directors
Alton G. Bankston                                       4,112    (2)             0.01%
Frank E. Bertucci                                       2,690    (3)             0.01%

Joseph F. Boardman, Jr.                                32,178    (4)             0.10%
Don P. Descant                                          4,284    (1)             0.01%
James B. Estabrook, Jr.                                10,515    (5)             0.03%
James H. Horne                                         29,342    (6)             0.09%
Charles H. Johnson, Sr.                                23,012    (1)             0.07%
John H. Pace                                            4,622    (7)             0.01%
Christine L. Pickering                                  4,129    (8)             0.01%
Robert W. Roseberry                                   146,224    (9)             0.45%
George A. Schloegel                                   630,766    (10)            1.93%
Leo W. Seal, Jr.                                    4,069,358    (11)           12.46%
Anthony J. Topazi                                       1,048    (12)           0.003%

Executive Officers
Michael M. Achary                                      24,521    (13)            0.08%
Carl J. Chaney                                        162,476    (14)            0.50%
Robert E. Easterly                                     59,066    (15)            0.18%
Edward G. Francis                                      30,350    (16)            0.09%
John M. Hairston                                      159,780    (17)            0.49%
Richard T. Hill                                        85,121    (18)            0.26%
D. Shane Loper                                         36,302    (19)            0.11%
Joy Lambert Phillips                                   24,970    (20)            0.08%
Alfred G. Rath                                         48,277    (21)            0.15%
Clifton J. Saik                                        75,821    (22)            0.23%
Directors and Executive Officers                    5,668,964    (23)           17.35%

__________________________
(1)  Constitutes sole ownership unless otherwise indicated.
(2)  Includes  306 shares held  jointly  with Mr.  Bankston's  spouse;  2,000  shares held in the  Company's  Dividend
     Reinvestment Plan and 856 shares held in the Director's Deferred Compensation Plan.
(3)  Includes 2,681 shares held in the Company's Dividend Reinvestment Plan.
(4)  Includes 13,200 shares held by Mr. Boardman's spouse.
(5)  Includes 5,551 shares held in the Director's Deferred Compensation Plan.
(6)  Includes  1,395  shares held by Mr.  Horne's  spouse in an IRA;  2,442  shares held in an IRA;  395 shares  owned jointly by Mr. Horne and his spouse;  1,375 shares owned by Mr. Horne's children;  4,072 shares held jointly with Mr.
     Horne's  spouse  in  the  Company's  Dividend  Reinvestment  Plan;  6,616  shares  held  in the  Director's  Deferred
     Compensation Plan; and 10,179 shares held by Mr. Horne's company.
(7)  Includes  2,442  held in the  Company's  Dividend  Reinvestment  Plan and  2,331  shares  held in the  Director's
     Deferred Compensation Plan.
(8)  Includes 1,055 shares held in an IRA; 321 shares held in the Company's  Dividend  Reinvestment Plan; 2,533 shares held in the Director's Deferred Compensation Plan; 89 shares held by Ms. Pickering's spouse in an IRA.
(9)  Includes 14,776 shares held by Mr. Roseberry's  spouse;  19,313 shares held jointly with Mr. Roseberry's  spouse;
     18,728  shares held jointly with Mr.  Roseberry's  children and 2,400  options  granted to Mr.  Roseberry in the 1996
     Long-Term Incentive Plan.
(10) Includes  112,952  shares  held  jointly by Mr.  Schloegel  and his  spouse;  621 shares  owned  directly  by Mr.
     Schloegel's  spouse;  2,386  shares held in the  Company's  Dividend  Reinvestment  Plan;  11,673  shares held in the
     Company's  401(k) plan;  2,938 shares held in an IRA;  179,994 options and 24,000  restricted stock awards granted to
     Mr. Schloegel in the 1996 Long-Term Incentive Plan.
(11) Includes 8,552 shares held by Mr. Seal's  spouse;  360,000  shares held in marital  trust;  and 1,304,468  shares held in  fiduciary  capacity  in the Trust  Department  of Hancock  Bank,  as to which Mr.  Seal has sole  voting and dispositive  rights.  Mr. Seal's sister and her children are the  beneficiaries of this trust and therefore they have the right to receive and the power to direct the receipt of dividends  from,  or the proceeds  from the  ownership of these  1,304,468  shares.  Mr. Seals disclaims  beneficial  ownership of these  1,304,468  shares.  Also included are
     40,644 options and 24,000 restricted stock awards granted to Mr. Seal in the 1996 Long-Term Incentive Plan.
(12) Includes 900 shares held jointly with Mr. Topazi's spouse and 148 shares in the Company's  Deferred  Compensation
     Plan.
(13) Includes 752 shares held jointly with spouse in a brokerage  account;  275 shares held in the Company's  Dividend
     Reinvestment Plan; 2,193 shares held in the Company's 401(k) plan; 12,500 options and 3,800 restricted stock awards.
(14) Includes 16,700 shares held by Mr. Chaney's  spouse;  211 shares held jointly by Mr. Chaney and his spouse in the
     Company's Dividend  Reinvestment  Plan; 4,586 shares in the Company's Dividend  Reinvestment Plan; 649 shares for the benefit of Mr. Chaney's  children;  107,996 options and 12,000  restricted  stock awards granted to Mr. Chaney in the
     1996 Long-Term Incentive Plan.

(15) Includes 92 shares owned by Mr. Easterly's  spouse;  389 shares held in the Company's 401(k) plan; 43,000 options and 4,000 restricted stock awards granted to Mr. Easterly in the 1996 Long-Term Incentive Plan.
(16) Includes 300 shares held by Mr.  Francis'  spouse in an IRA; 300 shares held in an IRA;  2,340 shares held in the
     Company's  401(k) plan;  24,200  options and 3,200  restricted  stock awards  granted to Mr. Francis in the 1996 Long-Term
     Incentive Plan.
(17) Includes 316 shares for the benefit of Mr. Hairston's  children;  2,193 shares held in the Company's 401(k) plan;
     538 shares held in the Employee Stock Purchase Plan;  961 shares held in the Company's  Dividend  Reinvestment  Plan;
     110,960 options and 12,000 restricted stock awards granted to Mr. Hairston in the 1996 Long-Term Incentive Plan.
(18) Includes 5,325 shares held in the Company's  401(k) plan;  3,462 shares held in the Employee Stock Purchase Plan;
     178 shares held in the Company's  Dividend  Reinvestment  Plan; 8,000 shares held in an IRA; 58,498 options and 6,000 restricted stock awards granted to Mr. Hill in the 1996 Long-Term Incentive Plan.
(19) Includes 142 shares held by Mr.  Loper's  spouse;  223 shares held in the Employee  Stock  Purchase  Plan;  1,712 shares held in the Company's  Dividend  Reinvestment  Plan;  31,026 options and 2,400 restricted stock awards granted to Mr. Loper in the 1996 Long-Term Incentive Plan.
(20) Includes 150 shares held by Ms.  Phillip's  spouse;  1,688 shares held in the Employee  Stock  Purchase  Plan; 33 shares held in the Company's  Dividend  Reinvestment  Plan; 21,600 options and 900 restricted stock awards granted to
     Ms. Phillips in the 1996 Long-Term Incentive Plan.
(21) Includes  4,564  shares held  jointly  with Mr.  Rath's  spouse;  628 shares  held for the benefit of Mr.  Rath's children;  1,085 shares held in an IRA; 36,900 options and 5,100  restricted  stock awards granted to Mr. Rath in the
     1996 Long-Term Incentive Plan.
(22) Includes 4,746 shares held in the Company's  401(k) plan; 63 shares held by Mr. Saik's  children;  54,750 options and 6,000 restricted stock awards granted to Mr. Saik in the 1996 Long-Term Incentive Plan.
(23) Includes  all shares  held as a group by all the Company  Directors  and  Executive  Officers,  including  shares disclaimed by Mr. Seal as noted in footnote #11 above.  This group consists of 23 persons.

COMPENSATION DISCUSSION AND ANALYSIS

This Compensation Discussion and Analysis (“CD&A”) describes the Company’s compensation philosophy, policies, and practices for 2006 as applicable to the Company’s executives, including the Named Executive Officers (“NEOs”). The CD&A describes the structure and rationale associated with each material element of the NEOs’ total compensation, addresses the reason for employing each compensation element, and explains the relationship between each element; also, the CD&A provides important context for the detailed disclosure tables which specify compensation amounts provided following the CD&A.

COMPENSATION PHILOSOPHY AND OBJECTIVES

The central principle of the Company’s compensation philosophy is that executive compensation should be aligned with shareholder value and determined primarily by overall Company performance. The Board of Directors (the “Board”) and the Executive Management team are charged with the purpose of providing financial services to our communities, facilitating commerce and creating opportunities for people. Hancock has adopted a pay-for-performance compensation philosophy which seeks to serve as a representative model for executive compensation among high-performing banks in the financial services industry. To implement this pay-for-performance approach, the Company ties compensation to include incentives directly to specific performance targets which are defined through the annual budgeting process and approved by the Board and the Compensation Committee (the “Committee”). The Company’s goal is to establish a comprehensive pay-for-performance program to support Hancock’s strategic plan.

The Company’s executive compensation programs are designed to achieve the following primary objectives:

    o    Drive performance relative to the Company's financial goals,  balancing  short-term and intermediate  operational objectives with long-term strategic goals;

    o    Align executives' long-term interests with those of shareholders;

    o    Attract  and retain the  highly-qualified  executives  needed to achieve  the  Company's  goals and to maintain a stable executive management group;

    o    Deliver compensation efficiently, providing value to the executive at the least possible cost to the bank;

    o    Allow  flexibility in responding to changing  laws,  accounting  standards,  and business  needs,  as well as the constraints and dynamic conditions in the Gulf Coast banking market; and

    o    Place a significant portion of total compensation at risk, contingent on Company performance.

The Company's compensation program is designed to serve as a team-based compensation structure that focuses on consistency of total compensation among the top executive group. The Company strives to achieve a market position for an executive's total compensation at approximately the upper quartile of a peer group of comparably-sized regional financial institutions assuming the Company's performance is performing consistently with that peer group. The Company believes that this positioning is appropriate to attract and retain top-caliber talent in a very competitive national market. The competitive positioning of compensation at the upper quartile of the market is comparable to the expected competitive positioning of the Company's financial performance against high performing financial institutions.

The Company desires to create short-term and long-term incentive opportunities for Executive Management. Over the long-term, Hancock seeks to align Executive Management interests with those of the shareholders' by establishing equity ownership opportunities. For members of the Executive Management team, the cash portion of compensation is tied directly to the Company's budgeted net income and average loan and deposit growth as specified in the Key Manager Plan. In addition, the Company uses the following performance objectives to determine compensation levels: Return on Assets, Return on Equity, Net Interest Margin, Efficiency Ratio, After Tax Net Income and Peer Bank comparisons. For performance above target levels, the Company pays compensation above the median level of the market. Consistent with the philosophy of linking compensation to performance, the Company's compensation plans are designed to position total executive compensation at approximately the upper quartile of the peer group when the Company performance achieves its maximum incentive goals. The maximum incentive goals are generally set at levels comparable to the upper quartile of peer financial performance and take into account the Company's strategic goals.

COMPENSATION-RELATED GOVERNANCE AND ROLE OF THE COMPENSATION COMMITTEE

Committee Charter and Members

The primary purpose of the Committee is to aid the Board in discharging its responsibilities relating to the compensation of the Company's Chief Executive Officers ("CEOs") and other executive officers of the Company and its subsidiaries having the rank of Executive Vice President or higher and who report directly to the CEOs. The Committee has overall responsibility for evaluating and approving the Company's compensation plans, policies and programs. In performing its oversight role, the Committee considers and discusses the CD&A with executive management and recommends annually to the Board whether the CD&A should be included in its Annual Report on Form 10-K for the current fiscal year. The Compensation Committee Charter, which further outlines the Committee's responsibilities and duties, appears on the Company's website under Investor Relations - Corporate Governance - Committee Charters. The Compensation Committee Charter is available in print upon request from Paul Guichet, Vice President, Corporate Investor Relations. As of December 31, 2006, the members of the Company's Compensation Committee are Frank E. Bertucci (Chair), Joseph F. Boardman, Jr., Charles H. Johnson, Sr., and Don P. Descant, each of whom is "independent" within the meaning of the listing standards of the NASDAQ, is a "non-employee director" within the meaning of Rule 16b-3 of the Securities Exchange Act of 1934 and is an "outside director" within the meaning of Section 162(m) of the Internal Revenue Code of 1986.

Interaction with Consultants

The Committee has historically engaged compensation consultants and advisors to provide input on both Board and executive compensation issues. In 2006, the Committee commissioned Clark Consulting to conduct an independent, third-party peer compensation review of eighteen (18) similar banking institutions. Working with both the Committee and the Executive Management team, Clark Consulting identified factors used to establish a peer group of banks for Hancock, such as asset size, asset growth of the institution, geographic footprint, number of branches, similar business organization and financial performance. Clark Consulting studied executive compensation at the eighteen (18) peer banks and provided in-depth written and oral reports to the Committee. Through the peer-review process conducted by Clark Consulting, the Board and management were able to assess executive compensation against banking industry peers.

Role of Executives in Compensation Committee Deliberations

The Committee frequently requests the CEOs to be present at Committee meetings to discuss executive compensation and evaluate Company and individual performance. In addition, the Committee works closely with the Corporate Human Resources Director who provides administrative support to the Committee as requested. Occasionally, other executives may attend a Committee meeting to provide pertinent financial, tax, accounting, or operational information. Executives in attendance may provide their insights and suggestions, but only independent Committee members may vote on decisions regarding executive compensation.

The Committee discusses the CEOs' compensation and performance conferring with them on substantive matters involving Company performance, preferences as to types of compensation, and the relationship between elements of compensation. However, final deliberations and all votes regarding his compensation are made in executive session, without the CEOs present. The Committee also determines the compensation for the other NEOs, based on the CEOs' input and the evaluation of executive performance.

Compensation Committee Activity

In 2006, the Committee met seven (7) times and took the actions listed below. Specific recommendations and compensation changes are discussed elsewhere in the CD&A under "COMPENSATION FRAMEWORK - Pay Components".

    o    In 2006,  Clark  Consulting  conducted an overall  compensation  review for each of the five (5) named  executive
         officers.   The  study  benchmarked  each  component  of  the  NEOs'  current  total  compensation  to  determine competitive position and provided recommendations;

    o    Clark  Consulting also conducted a detailed review of the equity  compensation  practices in the banking industry and provided recommendations on the levels and type of equity for use in long-term incentives;

    o    Reviewed and approved the 2005 Key Manager Plan corporate component funding level;

    o    Reviewed and approved the 2006 equity grants to executive officers;

    o    Conducted a Committee  training  session  specifically  focused on new Securities and Exchange  Commission  proxy pronouncements and trends in executive compensation; and,

    o    Reviewed and approved a supplemental  contribution  account feature to the  Non-Qualified  Deferred  Compensation
         Plan approved in 2005 for five (5) executive officers.

COMPENSATION FRAMEWORK

The discussion of the Company’s compensation framework in this section of the CD&A describes the following three aspects of our executive compensation policies and programs:

    o    Pay  components - a discussion  of each element of total  compensation,  including the rationale for each and how each component relates to the total compensation structure.

    o    Pay  level - the  factors  used to  determine  the  compensation  opportunity,  or  potential  payment  amount at different performance levels, for each pay component.

    o    Relationship  to  performance  - how the  Company  determines  appropriate  performance  measures  and  goals for incentive plan purposes, as well as how pay levels change as a function of performance.

Pay Components — Overview

The Company’s executive compensation program includes the components listed below.

    o    Salary - fixed  base pay that  reflects  each  executive's  position,  individual  performance,  experience,  and expertise.

    o    Annual Cash Incentive - pay that varies based on  performance  against annual  business  objectives;  the Company communicates the associated  performance  metrics,  goals, and award opportunities  (expressed as a percentage of salary) to the executives at the beginning of the year.

    o    Long-Term  Incentives  -  equity-based  awards  (stock  options  and  restricted  stock)  with  values  driven by individual and company performance.

    o    Supplemental  Executive Retirement Plan ("SERP"), a component of the Non-Qualified  Deferred  Compensation Plan -
         which may include Company  contributions that are based on annual individual and Company  performance.  Inclusion in and contributions to the SERP program is determined by the Committee.

    o    Other  Compensation - perquisites  consistent with industry practices in comparable banks, as well as broad-based employee benefits such as medical, dental, disability, and life insurance coverage.

Salary

The Company pays its executives cash salaries intended to be competitive and take into account the individual’s experience, performance, responsibilities, and past and potential contribution to the Company. The Committee annually reviews the salary of the CEOs. In addition, salaries paid to executive officers are reviewed annually by the CEOs and the Corporate Human Resources Director based upon subjective assessment of the nature of the position, the contributions, experience and Company tenure of the executive officer. The CEOs recommend base salary adjustments for all executive officers to the Committee. For the year ended December 31, 2006, the following base salaries were paid:

                           George A. Schloegel       $481,140
                           Carl J. Chaney            $280,500
                           John M. Hairston          $280,500
                           Clifton J. Saik           $249,001
                           Alfred G. Rath            $200,000
                           Richard T. Hill           $200,000

On January 16, 2007, the Committee approved the compensation for all executive officers for 2007, effective January 1, 2007. Based on recommendations from the Committee, the Board approved the following salaries:

                           George A. Schloegel       $300,000
                           Carl J. Chaney            $340,500
                           John M. Hairston          $340,500
                           Clifton J. Saik           $254,000
                           Alfred G. Rath            $220,000
                           Richard T. Hill           $220,000

Annual Cash Incentive

The Company uses annual incentives to focus attention on current strategic priorities and drive achievement of short-term corporate objectives. The 2006 Key Manager Plan is designed to focus executive officers towards improving three principle areas of performance: corporate, unit, and individual. To accomplish the focus, each of the three components is independently funded. The corporate component uses three key performance measurement areas: net earnings growth, average annual deposit growth, and average annual loan growth. The corporate component is weighted based on the level of corporate responsibility and impact each executive’s position carries. The performance goals for the 2006 Key Manager Plan corporate component were: 60% on Net Earnings of $81,049,000, 20% on Average Annual Deposits of $5,036,661, and 20% on Average Annual Loans of $3,232,281. The unit component is determined by the CEOs and each management sponsor. Each unit goal has a grading matrix established before the goals are communicated to the unit. For 2007, the Committee has established both corporate and individual goals for the executives. For the year ended December 31, 2006 the following cash bonuses were awarded:

                           George A. Schloegel       $290,123
                           Carl J. Chaney            $133,964
                           John M. Hairston          $133,964
                           Clifton J. Saik           $101,274
                           Alfred G. Rath              $83,790
                           Richard T. Hill             $79,400

Long-Term Incentives (“LTI”)

The Company believes that equity ownership by Executive Management and Directors aligns executive and director interests with those of the shareholders. The Company uses stock options and restricted stock grants as the primary vehicle for long-term incentive compensation for both management and the Board. In March 2005, the shareholders of the Company approved Hancock Holding Company’s 2005 Long-Term Incentive Plan (“The Plan”). The Plan is designed to enable employees and directors to obtain a proprietary interest in the Company and to attract and retain outstanding associates. The Plan provides for awards up to an aggregate of five million (5,000,000) shares of the Company’s common stock which may be granted during the term of the Plan. The Plan limits the number of shares for which awards may be granted during any calendar year (the “Plan Year”) to two percent (2%) of the outstanding Company’s common stock as reported in the Company’s Annual Report on Form 10-K for the fiscal year ending immediately prior to that Plan Year. In 2006, awards of both stock options and restricted stock were granted to each of the NEOs. Vesting of these awards occurs ratable over a five-year period following the date of the award. The amount and form of each of these awards is stated below:

                                    Option       Non-Qualified
Named Executive Officer             Awards       Option Awards     Stock Awards
------------------------------    ----------   -----------------  -------------
George A. Schloegel                 12,550          12,449            6,000
Carl J. Chaney                      12,550           5,450            3,000
John M. Hairston                    12,550           5,450            3,000
Clifton J. Saik                     9,000              -              1,500
Alfred G. Rath                      9,000              -              1,500
Richard T. Hill                     9,000              -              1,500

Non-Qualified Deferred Compensation Plan

In November 2006, the Company adopted a non-qualified deferred compensation plan supplemental contribution account for certain NEOs. The supplemental contribution account was implemented to provide the executive officer an incentive to continue working during the most productive years of their career, provide the Company with a tool to retain key executive talent, and replace benefits lost by compensation caps under the Company’s qualified benefits plans. Upon implementation of the supplemental contribution account, the Committee approved the creation and the initial year funding of accounts for Carl J. Chaney, John M. Hairston, Clifton J. Saik, Alfred G. Rath, and Richard T. Hill. The nonqualified deferred compensation plan’s supplemental contributions, when combined with these other retirement income sources, are designed to target a percentage of final compensation each year following retirement.

Each contribution to the supplemental contribution account is subject to annual approval by the Committee. Supplemental contributions under the plan are based on the annual amount needed to accumulate a balance sufficient to produce a target retirement benefit beginning at age 65 retirement and continuing through the first fifteen post-employment years. The annual target benefit for each participant is 55% of final average compensation at age 65 retirement. The target benefit is achieved through contributions to the supplemental contribution account, projected annual benefit from the tax-qualified Hancock Bank Pension Plan, and the projected value of the company match made to the Hancock Bank 401(k) Savings and Investment Plan, if paid out over a fifteen (15) year period. “Final average compensation” is the estimated average of base salary and annual incentive bonus for the three (3) final consecutive years of employment with the Company, assuming an increase in compensation of 5% per year. While the contributions will be credited over a ten (10) year period upon approval by the Board, vesting of the contributions will not begin until age 50 and will fully vest at age 65.

Employment Contracts and Change-in-Control Agreements

The Company does not have employment contracts with the NEOs. Each of the NEOs, however, has a Change-in-Control agreement that, among other things, assures the individual’s employment for at least three years (or, in certain instances, severance payments) in the event of a change of control of the Company. If the executive is terminated by the Company after the change of control except for cause or as a result of the executive’s disability, then the executive is entitled to a severance payment equal to a percentage of base salary and bonus, which percentage varies depending on the executive’s agreement with the Company from 99% to 199%. The executive is also entitled to a severance payment if the executive resigns because of a material change in duties or relocation as the result of the change of control of the Company.

Other Compensation

The NEOs participate in the Company’s broad-based employee benefit plans, such as medical, dental, supplemental disability, and term life insurance programs. All of the NEOs are provided with a company-owned vehicle. The vehicle is provided primarily for their business travel that is targeted to meet or exceed 20,000 miles per year. The NEOs are also allowed to operate the vehicle for personal use upon which they are taxed through the Company’s payroll process. Due to limits on the current broad-based long-term disability policy, the Company provides each NEO with additional long-term disability insurance. All of the NEOs have accepted this benefit except for Clifton J. Saik. Mr. Saik elected to defer the benefit and retain his own additional long-term disability insurance. The long-term disability benefit covers monthly amounts up to $7,500 in excess of $10,000. The long-term disability plan also provides a $2,000 monthly benefit for the NEOs spouse.

Summary of Pay Components

The Company uses the above pay components to balance various objectives. The Company desires to balance short-term, intermediate-term, and long-term objectives, so annual incentives are combined with long-term incentives. To attract executives, maintain a stable team of effective leaders, and provide non-competition and other protections for the Company, the compensation framework is considering additional components such as Change-in-Control agreements and SERPs. The compensation framework balances the executives’ need for current cash, security, and funds to cover taxes on long-term incentives (through vehicles such as salary and annual incentives) with the need for alignment of executives’ long-term interests with those of shareholders (through vehicles such as equity grants). The components provide some degree of security at the base, threshold level of compensation, while motivating executives to focus on the strategic goals that will produce both outstanding Company financial performance and long-term wealth creation for the executives.

Pay Level and Benchmarking

Pay levels for executives are determined based on a number of factors, including the desire to maintain a team-based management culture, individual’s roles and responsibilities within the Company, the individual’s experience and expertise, the pay levels for peers within the Company, pay levels in the marketplace for similar positions and performance of the individual and the Company as a whole. The Committee is responsible for approving pay levels for the executive officers. In determining these pay levels, the Committee considers all forms of compensation and benefits, using tools such as wealth creation tally sheets to review the total value delivered through all elements of pay and the potential future value of the Committee’s current compensation decisions.

As noted earlier, the Company’s compensation structure is designed to position an executive’s total compensation at approximately the upper quartile of a peer group of comparable, high performing financial institutions, assuming the Company’s performance is at expected, target levels. In 2006, the Committee worked with Clark Consulting to review total compensation levels for the NEOs and several other senior executives. Total compensation consists of salary, cash compensation (salary and annual cash incentives), direct compensation (cash compensation and all forms of equity compensation), and total compensation (direct compensation and all other forms of compensation, such as SERP accruals).

The primary data source used in setting competitive market levels for the executive officers is the information publicly disclosed by a peer group (the “2006 Peer Group”) of the eighteen (18) companies listed below. This peer group is reviewed annually and may change from year-to-year. These companies, which have been carefully considered by the Committee for inclusion in the 2006 Peer Group, include banks of similar asset size and business strategy.

------------------------------------------------------------------------------------------------------
                                           2006 PEER GROUP
------------------------------------------------------------------------------------------------------
                  Company Name,                                        Company Name,
          Headquarters' State, (Ticker)                        Headquarters' State, (Ticker)
--------------------------------------------------    ------------------------------------------------
BancorpSouth, Inc., MS (BXS)                          Alabama National BanCorp., AL (ALAB)
Cullen/Frost Bankers, Inc., TX (CFR)                  United Community Banks, Inc., GA (UCBI)
BankUnited Financial Corp., FL (BKUNA)                Park National Corp., OH (PRK)
FirstMerit Corp., OH (FMER)                           AMCORE Financial, Inc., IL (AMFI)
Whitney Holding Corp., LA (WTNY)                      WesBanco, Inc., WV (WSBC)
Trustmark Corp., MS (TRMK)                            Sterling Bancshares, Inc., TX (SBIB)
First Midwest Bancorp, Inc., IL (FMBI)                Prosperity Bancshares, Inc., TX (PRSP)
United Bancshares, Inc., WV (UBSI)                    IBERIABANK Corp., LA (IBKC)
BankAtlantic Bancorp, Inc., FL (BBX)                  Capital City Bank Group, Inc., FL (CCBG)
--------------------------------------------------    ------------------------------------------------

After consideration of the data collected on external competitive levels of compensation and internal relationships within the executive group, the Committee makes decisions regarding individual executives’ target total compensation opportunities based on the need to attract, motivate and retain an experienced and effective management team.

As noted above, notwithstanding the Company’s overall pay positioning objectives, pay opportunities for specific individuals vary based on a number of factors such as scope of duties, tenure, institutional knowledge and/or difficulty in recruiting a new executive. Actual total compensation in a given year will vary above or below the target compensation levels based primarily on the attainment of operating goals and the creation of shareholder value.

Tax and Accounting Considerations

The Company takes into account tax and accounting implications in the design of its compensation programs. For example, in the selection of long-term incentive instruments, the Committee reviews the projected expense amounts and expense timing associated with alternative types of awards. Under current accounting rules (i.e., Statement of Financial Accounting Standards No. 123(R)), the Company must expense the grant-date fair value of share-based grants such as restricted stock, performance shares, and stock appreciation rights settled in stock. The grant-date value is amortized and expensed over the service period or vesting period of the grant. In contrast, awards that are not share-based (e.g., phantom stock) are expensed based on a value that may fluctuate widely over the vesting period and is not fixed at grant date. In selecting appropriate incentive devices, the Committee reviews appropriate expense analyses and considers the related tax and accounting issues.

Section 162(m) of the Internal Revenue Code of 1986 (as amended) generally limits the corporate tax deduction for compensation in excess of $1.0 million that is paid to a NEO, unless certain performance-based conditions are met. In establishing and administering the Company’s compensation programs, the Committee complies with the requirements of Section 162(m), although the Company retains the flexibility to pay compensation that is not eligible for such treatment under Section 162(m) if it is in the best interest of the Company to do so.

CONCLUSION

The Committee takes a best-practices approach to establishing and administering NEOs’ compensation. Each component of compensation is developed using a defined methodology. The methodology has ensured that the NEOs’ compensation is competitive with other high-performing banks and is tightly aligned with the Company’s short and long-term financial performance. Through the use of external compensation consultants and internal compensation expertise, the Committee has designed and approved a compensation program that achieves all of the Committee’s goals and objectives.

In performing its oversight role, the Compensation Committee has considered and discussed the Compensation Discussion and Analysis (CD&A) with executive management. On February 14, 2007, the Compensation Committee recommended to the Board of Directors that the 2006 CD&A be included in its Annual Report on Form 10-K for such fiscal year.

Respectfully submitted by the members of the Compensation Committee of the Board of Directors:

                  Frank E. Bertucci (Chairperson)
                  Joseph F. Boardman, Jr.
                  Charles H. Johnson, Sr.
                  Don P. Descant

Hancock Holding Company
Summary Compensation Table (SCT)
For the Year Ended December 31, 2006

                                                                                                    Change in
                                                                                                     Pension
                                                                                                    Value and
                                                                                                      Non-
                                                                                                    Qualified
                                                                                          Non-      Deferred
                                                                                         Equity      Compen-    All
                                                                  Stock        Option     Plan       sation     Other
                                                                  Awards       Awards    Compen-    Earnings    Comp.
     Name and Principal Position       Year   Salary   Bonus       (1)          (2)      sation       (4)       (5)        Total
------------------------------------- ------ -------- -------  -----------  -----------  --------  ---------- --------- ----------
                 (a)                   (b)      (c)     (d)        (e)          (f)         (g)       (h)       (i)         (j)
------------------------------------- ------ -------- -------  -----------  -----------  --------  ---------- --------- ----------
George A. Schloegel,  Chairman of      2006  $481,140 $50,000  $336,852(3)  $426,855(3)  $290,123   $59,713   $126,494  $1,771,177
  the Board
Carl J. Chaney, CEO and CFO            2006   280,500       -       70,843       56,347   133,964     9,437    123,676     674,767
John M. Hairston, CEO and COO          2006   280,500       -       70,843       56,347   133,964    10,451    110,952     663,057
Clifton J. Saik, Senior Trust Officer  2006   249,001       -       35,421       28,174   101,274    16,646    133,791     564,307
Alfred G. Rath, Chief Credit Officer   2006   200,000       -       31,396       28,174    83,790   120,660     40,534     504,554
Richard T. Hill, Senior Retail
  Officer                              2006   200,000       -       35,421       28,174    79,400    13,380     85,159     441,534

------------------------------
(1)  The Company granted restricted stock on January 18, 2006.  The shares were granted on a discretionary basis and are subject to five-year service vesting.  The shares were granted at a price of  $39.83.  Awards for the six executives were: Mr.
     Schloegel 6,000; Mr. Chaney 3,000; Mr. Hairston 3,000; Mr. Saik 1,500; Mr. Rath 1,500 and Mr. Hill 1,500.  A portion of the amounts shown represent grants of prior years expensed in 2006 as follows: 2003 grants $69,763; 2004 grants $92,302; and 2005 grants $103,059.
(2)  The Company granted incentive and non-qualified stock options on January 18, 2006.  The stock options were granted on a discretionary basis in fiscal year 2006 and are subject to five-year service vesting. The January 18, 2006 stock options were granted at an exercise price of $39.83.  The values in the table represent a grant date fair value computed in accordance with
     FAS 123R.  The following inputs are used in the Black-Scholes methodology:  expected volatility 29.87%, risk-free interest rate 4.30%, expected life eight years and expected divided yield 1.61%.  The resulting Black-Scholes grant value is $17.07 per share.  Awards for the six executives were: Mr. Schloegel 12,550 shares (ISO) and 12,449 shares (NQO); Mr. Chaney 12,550 shares (ISO) and 5,450 shares (NQO); Mr. Hairston 12,550 shares (ISO) and 5,450 shares (NQO); Mr. Saik 9,000 shares (ISO);
     Mr. Rath 9,000 shares (ISO) and Mr. Hill 9,000 shares (ISO).
(3)  Mr. Schloegel is eligible for retirement therefore amounts for Stock Awards and Option Awards represent total expense for award.
(4)  Based on SFAS No. 87 assumptions used for disclosure as of 9/30/2006 and 9/30/2005.  All amounts represent the change in pension value except for Mr. Schloegel's amounts.  Mr. Schloegel's amounts are $152,940 for change in pension value and
     ($93,227) for change in non-qualified deferred compensation earnings.
(5)  See next table for disclosure of All Other Compensation.

Hancock Holding Company
SCT (continued)
Footnote (5) - All Other Compensation
For the Year Ended December 31, 2006

                                                                                  Supple-
                                                                                   mental
                                                                                   Long-
                                                                                   Term        Non-    Group-   Addi-
                                                   Supplemental                     Disa-   Qualified  Term     tional     Total
                                                    Retirement     Tax             bility   Deferred   Life     Compen-    Other
                                          Auto       Payment     Gross-up   401(k) Insur-    Compen-  Insur-    sation    Compen-
              Name                      Allowance      (1)         (2)      Match   ance     sation    ance       (3)     sation
-------------------------------------   ---------   ----------  ---------  ------- -------  --------  --------  -------  ---------
George A. Schloegel, Chairman of the      $4,013     $63,500     $43,524   $7,355  $3,782       $ -   $4,220      $100   $126,494
Board
Carl J. Chaney, CEO and CFO                4,451           -           -    7,500   2,582   108,932      211         -    123,676
John M. Hairston, CEO and COO              3,766           -           -    7,500   2,324    97,063      299         -    110,952
Clifton J. Saik, Senior Trust Officer      4,214           -           -    6,843       -   119,549      410     2,775    133,791
Alfred G. Rath, Chief Credit Officer       2,734           -           -    5,461   3,918    26,582    1,689       150     40,534
Richard T. Hill, Senior Retail Officer       316           -           -    5,551   3,262    75,798      232         -     85,159

---------------------------
(1)    Represents payment under new agreement to replace the split dollar agreement that terminated in 2004.
(2)    Represents tax gross-up payment under new agreement to replace the split dollar agreement that terminated in 2004.
(3)    Represents reimbursement of club dues for Mr. Schloegel and Mr. Saik, and other compensation for Mr. Rath.

Hancock Holding Company
Grants of Plan-Based Awards
For the Year Ended December 31, 2006

                                                                                         All
                                                                                         Other
                                                                                         Stock
                                                                                         Awards:
                                                                 Estimated Future        Number    All Other                Grant
                                 Estimated Future Payouts      Payouts Under Equity        of       Option      Exercise    Date
                                Under Non-Equity Incentive     Incentive Plan Awards     Shares     Awards:     or Base     Fair
                                        Plan Awards                       (1)              of      Number of     Price     Value of
                               ------------------------------  ------------------------  Stock    Securities      of       Stock
                                                               Thres-             Max-     or     Underlying    Option       and
                        Grant                                   hold    Target   imum    Units      Options     Awards     Option
        Name            Date   Threshold  Target     Maximum     (#)      (#)     (#)     (#)       (#) (2)      ($/Sh)    Awards
---------------------- ------- --------- ---------- ---------- -------- -------- ------ --------- ------------ --------- ----------
         (a)            (b)      (c)        (d)        (e)       (f)      (g)     (h)     (i)         (j)        (k)        (l)
---------------------- ------- --------- ---------- ---------- -------- -------- ------ --------- ------------ --------- ----------
George A. Schloegel,   1/18/2006 $86,605  $288,684   $339,204        -        -      -     6,000       24,999    $39.83   $665,713
 Chairman of the Board
Carl J. Chaney, CEO    1/18/2006  40,392   134,640    158,202        -        -      -     3,000       18,000     39.83    426,750
 and CFO
John M. Hairston,      1/18/2006  40,392   134,640    158,202        -        -      -     3,000       18,000     39.83    426,750
 CEO and COO
Clifton J. Saik,       1/18/2006  62,748   104,580    115,038        -        -      -     1,500        9,000     39.83    213,375
 Senior Trust Officer
Alfred G. Rath,        1/18/2006  42,000    84,000     94,500        -        -      -     1,500        9,000     39.83    213,375
 Chief Credit Officer
Richard T. Hill,       1/18/2006  50,400    84,000     92,400        -        -      -     1,500        9,000     39.83    213,375
 Senior Retail Officer

-------------------------------
(1)  The  Company's  equity plan does not issue equity  grants based on specific  performance  metrics.  Annually the CEOs make recommendations to the Compensation Committee on the award for each
     NEO.  The  recommendation  is based on the NEO's  contribution  and  performance  during  the year.  The  awards  are approved by the Compensation Committee.
(2)  Awards for the six executives  were: Mr.  Schloegel  12,550 shares (ISO) and 12,449 shares (NQO);  Mr. Chaney 12,550 shares (ISO) and 5,450 shares (NQO); Mr. Hairston 12,550 shares (ISO) and 5,450 shares
     (NQO); Mr. Saik 9,000 shares (ISO); Mr. Rath 9,000 shares (ISO) and Mr. Hill 9,000 shares (ISO).

Hancock Holding Company
Outstanding Equity Awards at Fiscal Year-End
As of December 31, 2006

                                         Options Awards                                    Stock Awards
                  ---------------------------------------------------------  --------------------------------------------------
                                                                                                Equity    Equity
                                                                                                Incentive Incentive
                                                                                                Plan      Plan
                                                                                                Awards:   Awards:
                                                                                       Market   Number    Market
                                                                               Number  Value    of        or
                                              Equity                           of      of       Unearned  Payout
                                              Incentive                        Shares  Shares   Shares,   Value of
                                              Plan                             or      or       Units     Unearned
                                              Awards                           Units   Units    or        Shares,
                    Number of                 Number of                        of      of       Other     Units or
                    Securities   Number of    Securities                       Stock   Stock    Rights    Other
                    Underlying   Securities   Underlying                       That    That     That      Rights
                    Unexercised  Underlying   Unexercised Options              Have    Have     Have      That
                    Options     Unexercised   Unearned    Exercise  Option     Not     Not      Not       Have Not
       Name         (#)         Options (#)   Options     Price     Expiration Vested  Vested   Vested    Vested     Vesting
                    Exercisable Unexercisable    (#)        ($)       Date      (#)      ($)      (#)        ($)        Date
------------------- ----------- ------------- ----------- --------- ---------- ------- -------- --------- ---------- ----------
       (a)             (b)          (c)          (d)        (e)        (f)      (g)      (h)      (i)        (j)         (k)
------------------- ----------- ------------- ----------- --------- ---------- ------- -------- --------- ---------- ----------
George A.Schloegel,          -        12,550           -    $39.83  1/18/2016       -      $ -         -         $-   1/18/2011 (1)
 Chairman of the
 Board
        "                    -        12,449           -     39.83  1/18/2016       -        -         -          -   1/18/2011 (1)
        "                    -             -           -         -          -   6,000  317,040         -          -   1/18/2011
        "                3,205             -           -     31.20  1/13/2015       -        -         -          -  12/21/2005
        "               21,794             -           -     31.20  1/13/2015       -        -         -          -  12/21/2005
        "                    -             -           -         -          -   6,000  317,040         -          -   2/21/2010
        "                3,574             -           -     27.97   1/8/2014       -        -         -          -  12/21/2005
        "               16,426             -           -     27.97   1/8/2014       -        -         -          -  12/21/2005
        "                    -             -           -         -          -   6,000  317,040         -          -    1/8/2009
        "                4,472             -           -     22.36   1/6/2013       -        -         -          -  12/21/2005
        "               15,528             -           -     22.36   1/6/2013       -        -         -          -  12/21/2005
        "                    -             -           -         -          -   6,000  317,040         -          -    1/6/2008
        "                6,896             -           -     14.50   1/9/2012       -        -         -          -    1/9/2006
        "               23,102             -           -     14.50   1/9/2012       -        -         -          -    1/9/2006
        "                8,570             -           -     11.67  12/14/2010      -        -         -          -  12/14/2004
        "               21,428             -           -     11.67  12/14/2010      -        -         -          -  12/14/2004
        "                7,842             -           -     12.75  12/21/2009      -        -         -          -  12/21/2003
        "               22,158             -           -     12.75  12/21/2009      -        -         -          -  12/21/2003
Carl J. Chaney,              -         5,450           -     39.83  1/18/2016       -        -         -          -   1/18/2011 (1)
CEO and CFO
        "                    -        12,550           -     39.83  1/18/2016       -        -         -          -   1/18/2011 (1)
        "                    -             -           -         -          -   3,000  158,520         -          -   1/18/2011
        "                3,205             -           -     31.20  1/13/2015       -        -         -          -  12/21/2005
        "               14,795             -           -     31.20  1/13/2015       -        -         -          -  12/21/2005
        "                    -             -           -         -          -   3,000  158,520         -          -   2/21/2010

Hancock Holding Company
Outstanding Equity Awards at Fiscal Year-End
As of December 31, 2006

       (a)           (b)       (c)         (d)          (e)          (f)        (g)       (h)       (i)      (j)        (k)
-----------------  --------  ---------  ----------   -----------  ----------- -------- ---------- -------- -------- ------------
Carl J. Chaney,       3,574         -            -       $27.97      1/8/2014       -        $ -        -       $ -  12/21/2005
 CEO and CFO
        "            14,426         -            -        27.97      1/8/2014       -          -        -         -  12/21/2005
        "                 -         -            -            -             -   3,000    158,520        -         -    1/8/2009
        "             4,472         -            -        22.36      1/6/2013       -          -        -         -  12/21/2005
        "            13,528         -            -        22.36      1/6/2013       -          -        -         -  12/21/2005
        "                 -         -            -            -             -   3,000    158,520        -         -    1/6/2008
        "             6,896         -            -        14.50      1/9/2012       -          -        -         -    1/9/2006
        "             5,102         -            -        14.50      1/9/2012       -          -        -         -    1/9/2006
        "             8,570         -            -        11.67    12/14/2010       -          -        -         -  12/14/2004
        "             3,428         -            -        11.67    12/14/2010       -          -        -         -  12/14/2004
        "             7,842         -            -        12.75    12/21/2009       -          -        -         -  12/21/2003
        "             4,158         -            -        12.75    12/21/2009       -          -        -         -  12/21/2003
John M. Hairston,         -     5,450            -        39.83     1/18/2016       -          -        -         -   1/18/2011 (1)
 CEO and COO
        "                 -    12,550            -        39.83     1/18/2016       -          -        -         -   1/18/2011 (1)
        "                 -         -            -            -             -   3,000    158,520        -         -   1/18/2011
        "             3,205         -            -        31.20     1/13/2015       -          -        -         -  12/21/2005
        "            14,795         -            -        31.20     1/13/2015       -          -        -         -  12/21/2005
        "                 -         -            -            -             -   3,000    158,520        -         -   2/21/2010
        "             3,574         -            -        27.97      1/8/2014       -          -        -         -  12/21/2005
        "            14,426         -            -        27.97      1/8/2014       -          -        -         -  12/21/2005
        "                 -         -            -            -             -   3,000    158,520        -         -    1/8/2009
        "             4,472         -            -        22.36      1/6/2013       -          -        -         -  12/21/2005
        "            13,528         -            -        22.36      1/6/2013       -          -        -         -  12/21/2005
        "                 -         -            -            -             -   3,000    158,520        -         -    1/6/2008
        "             6,896         -            -        14.50      1/9/2012       -          -        -         -    1/9/2006
        "             5,102         -            -        14.50      1/9/2012       -          -        -         -    1/9/2006
        "             8,570         -            -        11.67    12/14/2010       -          -        -         -  12/14/2004
        "             3,428         -            -        11.67    12/14/2010       -          -        -         -  12/14/2004
        "             7,842         -            -        12.75    12/21/2009       -          -        -         -  12/21/2003

Hancock Holding Company
Outstanding Equity Awards at Fiscal Year-End
As of December 31, 2006

       (a)           (b)       (c)         (d)          (e)          (f)        (g)       (h)       (i)      (j)        (k)
-----------------  --------  ---------  ----------   -----------  ----------- -------- ---------- -------- -------- ------------
John M. Hairston      4,158         -            -       $12.75    12/21/2009       -        $ -        -       $ -  12/21/2003
 CEO and COO
        "             2,964         -            -        14.50    12/24/2008       -          -        -         -  12/24/2002
Clifton J. Saik,          -     9,000            -        39.83     1/18/2016       -          -        -         -   1/18/2011 (1)
 Senior Trust
 Officer
        "                 -         -            -            -             -   1,500     79,260        -         -   1/18/2011
        "             3,205         -            -        31.20     1/13/2015       -          -        -         -  12/21/2005
        "             5,795         -            -        31.20     1/13/2015       -          -        -         -  12/21/2005
        "                 -         -            -            -             -   1,500     79,260        -         -   2/21/2010
        "             3,574         -            -        27.97      1/8/2014       -          -        -         -  12/21/2005
        "             5,426         -            -        27.97      1/8/2014       -          -        -         -  12/21/2005
        "                 -         -            -            -             -   1,500     79,260        -         -    1/8/2009
        "             4,472         -            -        22.36      1/6/2013       -          -        -         -  12/21/2005
        "             4,528         -            -        22.36      1/6/2013       -          -        -         -  12/21/2005
        "                 -         -            -            -             -   1,500     79,260        -         -    1/6/2008
        "             6,000         -            -        14.50      1/9/2012       -          -        -         -    1/9/2006
        "             6,000         -            -        11.67    12/14/2010       -          -        -         -  12/14/2004
        "             4,500         -            -        12.75    12/21/2009       -          -        -         -  12/21/2003
        "             2,250         -            -        14.50    12/24/2008       -          -        -         -  12/24/2002
Alfred G. Rath,           -     9,000            -        39.83     1/18/2016       -          -        -         -   1/18/2011 (1)
Chief Credit
Officer
        "                 -         -            -            -             -   1,500     79,260        -         -   1/18/2011
        "             3,205         -            -        31.20     1/13/2015       -          -        -         -  12/21/2005
        "             5,795         -            -        31.20     1/13/2015       -          -        -         -  12/21/2005
        "                 -         -            -            -             -   1,500     79,260        -         -   2/21/2010
        "             3,574         -            -        27.97      1/8/2014       -          -        -         -  12/21/2005
        "             5,426         -            -        27.97      1/8/2014       -          -        -         -  12/21/2005
        "                 -         -            -            -             -   1,500     79,260        -         -    1/8/2009
        "             4,472         -            -        22.36      1/6/2013       -          -        -         -  12/21/2005
        "                28         -            -        22.36      1/6/2013       -          -        -         -  12/21/2005
        "                 -         -            -            -             -     600     31,704        -         -    1/6/2008
        "             2,400         -            -        14.50      1/9/2012       -          -        -         -    1/9/2006

Hancock Holding Company
Outstanding Equity Awards at Fiscal Year-End
As of December 31, 2006

       (a)           (b)       (c)         (d)          (e)          (f)        (g)       (h)       (i)      (j)        (k)
-----------------  --------  ---------  ----------   -----------  ----------- -------- ---------- -------- -------- ------------
Alfred G. Rath,       1,500         -            -       $11.67    12/14/2010       -        $ -        -       $ -  12/14/2004
Chief Credit
Officer
        "             1,500         -            -        12.75    12/21/2009       -          -        -         -  12/21/2003
Richard T. Hill,          -     9,000            -        39.83     1/18/2016       -          -        -         -   1/18/2011 (1)
Senior Retail
Officer
        "                 -         -            -            -             -   1,500     79,260        -         -   1/18/2011
        "             3,205         -            -        31.20     1/13/2015       -          -        -         -  12/21/2005
        "             5,795         -            -        31.20     1/13/2015       -          -        -         -  12/21/2005
        "                 -         -            -            -             -   1,500     79,260        -         -   2/21/2010
        "             3,574         -            -        27.97      1/8/2014       -          -        -         -  12/21/2005
        "             5,426         -            -        27.97      1/8/2014       -          -        -         -  12/21/2005
        "                 -         -            -            -             -   1,500     79,260        -         -    1/8/2009
        "             4,472         -            -        22.36      1/6/2013       -          -        -         -  12/21/2005
        "             4,528         -            -        22.36      1/6/2013       -          -        -         -  12/21/2005
        "                 -         -            -            -             -   1,500     79,260        -         -    1/6/2008
        "             6,896         -            -        14.50      1/9/2012       -          -        -         -    1/9/2006
        "               602         -            -        14.50      1/9/2012       -          -        -         -    1/9/2006
        "             7,500         -            -        11.67    12/14/2010       -          -        -         -  12/14/2004
        "             7,500         -            -        12.75    12/21/2009       -          -        -         -  12/21/2003

----------------------------
(1) 20% vesting per year for five (5) years.

Hancock Holding Company
Option Exercises and Stock Vested
For the Year Ended December 31, 2006

                                                                Option Awards                          Stock Awards
                                                  ----------------------------------------  -------------------------------------
                                                                                             Number of Shares
                                                      Number of Shares     Value Realized      Acquired on      Value Realized
                                                    Acquired on Exercise    upon Exercise        Vesting          on Vesting
                       Name                                  (#)                 ($)               (#)                ($)
---------------------------------------------     -----------------------  ---------------  ------------------  -----------------
                       (a)                                   (b)                 (c)               (d)                (e)
---------------------------------------------     -----------------------  ---------------  ------------------  -----------------
George A. Schloegel, Chairman of the Board                       21,000         $731,640                -              $ -
Carl J. Chaney, CEO and CFO                                           -                -                -                -
John M. Hairston, CEO and COO                                     6,036          219,527                -                -
Clifton J. Saik, Senior Trust Officer                                 -                -                -                -
Alfred G. Rath, Chief Credit Officer                              1,500           56,625                -                -
Richard T. Hill, Senior Retail Officer                                -                -                -                -

Hancock Holding Company
Pension Benefits Table
For the Year Ended December 31, 2006

                                                                                               Present Value of   Payments During
                                                                             Number of Years      Accumulated       Last Fiscal
                                                                                 Credited           Benefit             Year
                         Name                               Plan Name          Service (#)            ($)               ($)
--------------------------------------------   ----------------------------  ----------------  -----------------  ---------------
                          (a)                                  (b)                 (c)                (d)               (e)
--------------------------------------------   ----------------------------  ----------------  -----------------  ---------------
George A. Schloegel, Chairman of the Board       Hancock Bank Pension Plan        44            $1,754,904 (1)               $ -
                           "                     Supplemental Retirement          44             1,086,108 (2)                 -
                                                   Plans #1
                           "                     Supplemental Retirement          44             1,422,802 (2)                 -
                                                   Plans #2
                           "                     Supplemental Retirement          44               354,837 (2)       107,024 (3)
                                                   Plans #3
Carl J. Chaney, CEO and CFO                      Hancock Bank Pension Plan        8                 63,506 (1)                 -
John M. Hairston, CEO and COO                    Hancock Bank Pension Plan        12                88,377 (1)                 -
Clifton J. Saik, Senior Trust Officer            Hancock Bank Pension Plan        8                111,725 (1)                 -
Alfred G. Rath, Chief Credit Officer             Hancock Bank Pension Plan        38               663,589 (1)                 -
Richard T. Hill, Senior Retail Officer           Hancock Bank Pension Plan        8                 71,863 (1)                 -

------------------------------
(1)   The Present Value of the Accumulated Benefit Obligation is determined using 5.75% per annum and the 1981 Group
      Annuity  Mortality  Table and assumes  the  benefit  will be paid in the normal form on the later of age 65 and the valuation date.
(2)   The  Present  Value of the  Accumulated  Benefit  Obligation  is  determined  using 5.75% per annum and assumes the benefit will be paid in the normal form on the later of age 65 and the valuation date.
(3)   Represents  payment and tax gross-up  under new agreement to replace the split dollar  agreement  that  terminated in 2004.

Hancock Holding Company
Non-Qualified Deferred Compensation Table
For the Year Ended December 31, 2006

                                             Executive                                                                 Aggregate
                                           Contributions     Registrant          Aggregate           Aggregate        Balance at
                                              in Last     Contributions in    Earnings in Last     Withdrawals/       Last Fiscal
                                            Fiscal Year   Last Fiscal Year      Fiscal Year        Distributions         Year
                  Name                        ($) (1)          ($) (2)            ($) (3)             ($) (4)             ($)
------------------------------------------ -------------  ------------------  -----------------    ----------------  ------------
                   (a)                          (b)              (c)                (d)                 (e)               (f)
------------------------------------------ -------------  ------------------  -----------------    ----------------  ------------
George A. Schloegel, Chairman of the Board       $50,000                $ -             $23,006                $ -      $248,645
Carl J. Chaney, CEO and CFO                       26,546            108,932               6,064                  -       164,502
John M. Hairston, CEO and COO                     22,339             97,063              11,325                  -       212,284
Clifton J. Saik, Senior Trust Officer             21,765            119,549               5,032                  -       163,058
Alfred G. Rath, Chief Credit Officer              13,159             26,582                 899                  -        44,186
Richard T. Hill, Senior Retail Officer             4,000             75,798               8,763                  -       136,505

-----------------------------
(1)  Executives  may  elect a  maximum  deferral  of 80% of base  salary,  100% of  annual  incentive  bonus,  and 100% of performance stock and restricted stock.  The minimum  deferral for base salary and annual  incentive bonus is a $3,000 aggregate.  There is no minimum deferral for performance stock and restricted stock.
(2)  The plan allows for  supplemental  contributions  to be made to participants  at the discretion of the committee.  The factors taken into consideration for these contributions  are current  total  compensation  and a  reasonable  estimate of final pay at  retirement,  years of service while eligible for supplemental contributions, remaining  with the  company until age 65, a  reasonable  estimate  of  growth  in the  value of the  supplemental contribution account investments over the years prior to retirement,  and the growth of the supplemental  contribution  account based on actual investment opportunities deemed to be credited to the supplemental contribution account.
(3)  Executives  elect  investment  options  from a group of  measurement  funds  available in the plan.  Allocations  and reallocations can be made on a daily basis subject to certain  limitations.  The accounts are adjusted on a daily basis based on the  performance of each  measurement fund selected.
(4)  Payments from the plan begin upon the earlier of  retirement,  termination  of employment,  disability,  death,  or in the event of a scheduled distribution.

Hancock Holding Company
Director Compensation Table
For the Year Ended December 31, 2006

                            Fees                                Non-Equity      Change in Pension
                            Earned                               Incentive          Value and
                            or Paid    Stock        Option         Plan       Nonqualified Deferred     All Other
                            in Cash    Awards      Awards     Compensation   Compensation Earnings    Compensation      Total
          Name              ($) (1)      ($)         ($)           ($)                ($)                 ($)            ($)
--------------------------  ---------  ---------  ----------- -------------  ----------------------   --------------   -----------
           (a)                (b)        (c)         (d)           (e)                (f)                 (g)            (h)
--------------------------  ---------  ---------  ----------- -------------  ----------------------   --------------   -----------
Boardman, Jr., Joseph F.     $40,300        $ -          $ -            $ -                     $ -             $ -      $40,300
Pickering, Christine L.       32,000          -            -              -                       -               -       32,000
Horne, James H.               36,150          -            -              -                       -               -       36,150
Bertucci, Frank E.            29,000          -            -              -                       -               -       29,000
Estabrook, Jr., James B.      32,000          -            -              -                       -               -       32,000
Johnson, Sr., Charles H. (2)  37,600      1,585            -              -                       -               -       39,185
Bankston, Alton G. (2)        28,850      2,536            -              -                       -               -       31,386
Descant, Don P. (2)           35,575      4,174            -              -                       -               -       39,749
Pace, John H. (2)             40,075        211            -              -                       -               -       40,286

------------------------------
(1)  $1,000  retainer paid  monthly;  HHC board  meeting pays $600 per meeting;  Gulfport  board meeting pays $400 per meeting; advisory board meeting pays $250 per meeting; loan committee  meeting by phone pays $200 weekly (if called);
     all other committee  meetings pay $300 per meeting.  Each director can elect to receive payment in the form of cash, stock or deferred compensation.
(2)  From time to time the Company will initiate new business  referral  programs for all Directors of the Company who are also not employees.  In 2006, the Company offered a voluntary referral  program to these  Directors.  Directors earn  points for new  business  referred to the Company.  At year-end, the points were tallied and $1.00 was paid to the
     Directors for every point.  The  Company  purchased  shares of stock off the open market  equivalent  to the number of dollars each Director earned.  In 2006, Mr. Johnson earned 30 shares, Mr. Bankston 48 shares,  Mr.  Descant  79 shares and Mr.  Pace 4 shares all of which will be paid out in March 2007.

Hancock Holding Company
Potential Payments Upon Termination or Change-in-Control - George A. Schloegel
As of December 31, 2006

                                                                                                    Termination
                                                                                    Termination   upon Expiration
                                                                                      for Good         of CIC
Executive Benefits and Payments Upon      Voluntary      Normal       For Cause     Reason upon      Employment
Termination                              Termination   Retirement    Termination        CIC            Period           Death
---------------------------------------  ------------  ------------  -------------  ------------  ----------------  --------------
Compensation: (George A. Schloegel)
  Base Salary                                     $ -          $ -             $ -      $957,469          $481,140            $ -
  Short-Term Incentive                              -      288,684               -       289,933           289,933        288,684
  Long-Term Incentives:
  RSA (2003 - 2006 grants)
      Unvested & Accelerated                        -    1,268,160               -     1,268,160         1,268,160      1,268,160
  ISO (2006 grant)
      Unvested & Accelerated                        -      163,276               -       163,276           163,276        163,276
  NQO (2006 grant)
      Unvested & Accelerated                        -      161,961               -       161,961           161,961        161,961
Benefits and Perquisites:
Incremental SERP                                    -            -               -             -                 -              -
Disability Benefits (monthly benefit)               -            -               -             -                 -              -
BOLI death benefit                                  -            -               -             -                 -         25,000
280G Tax Gross-up                                   -            -               -             -                 -              -
CIC Career Counseling Services (1)                  -            -               -         6,000                 -              -
                                         ------------  ------------  -------------  ------------  ----------------  --------------
Total:                                             $0   $1,882,081              $0    $2,840,799        $2,364,470     $1,907,081

-----------------------------
(1) Cost projection based on career counseling services used by the Company in 2005.

Hancock Holding Company
Potential Payments Upon Termination or Change-in-Control - Carl J. Chaney
As of December 31, 2006

                                                                                            Termination
                                                                                                upon
                                                                            Termination    Expiration of
                                                                              for Good          CIC
Executive Benefits and Payments      Voluntary     Normal      For Cause    Reason upon      Employment
Upon Termination                    Termination  Retirement   Termination       CIC            Period        Death     Disability
---------------------------------   ------------ -----------  ------------  -------------  --------------  ----------  -----------
Compensation: (Carl J. Chaney)
  Base Salary                               $ -          $ -          $ -        $558,195        $280,500         $ -          $ -
  Short-Term Incentive                        -      134,640            -         134,100         134,100     134,640      134,640
  Long-Term Incentives:
  RSA (2003 - 2006 grants)
      Unvested & Accelerated                  -      634,080            -         634,080         634,080     634,080      634,080
  ISO (2006 grant)
      Unvested & Accelerated                  -      163,276            -         163,276         163,276     163,276      163,276
  NQO (2006 grant)
      Unvested & Accelerated                  -       70,905            -          70,905          70,905      70,905       70,905
Benefits and Perquisites:
Incremental SERP                              -      108,932            -         108,769         108,769     108,932      108,932
Disability Benefits                           -            -            -               -               -           -        7,500
BOLI death benefit                            -            -            -               -               -      25,000            -
280G Tax Gross-up                             -            -            -         173,074               -           -            -
CIC Career Counseling Services (1)            -            -            -           6,000               -           -            -
                                    ------------ -----------  ------------  -------------  --------------  ----------  -----------
Total:                                       $0   $1,111,832           $0      $1,842,398      $1,391,629  $1,136,832   $1,119,332

------------------------------
(1) Cost projection based on career counseling services used by the Company in 2005.

Hancock Holding Company
Potential Payments Upon Termination or Change-in-Control - John M. Hairston
As of December 31, 2006

                                                                                              Termination
                                                                             Termination         upon
                                                                               for Good      Expiration of
Executive Benefits and Payments      Voluntary      Normal      For Cause    Reason upon    CIC Employment
Upon Termination                    Termination   Retirement   Termination       CIC            Period          Death    Disability
---------------------------------   ------------  -----------  ------------  -------------  --------------  ----------  -----------
Compensation: (John M. Hairston)
  Base Salary                               $ -           $ -          $ -        $558,197       $280,500          $ -        $ -
  Short-Term Incentive                        -       134,640            -         134,100        134,100      134,640    134,640
  Long-Term Incentives:
  RSA (2003 - 2006 grants)
      Unvested & Accelerated                  -       634,080            -         634,080        634,080      634,080    634,080
  ISO (2006 grant)
      Unvested & Accelerated                  -       163,276            -         163,276        163,276      163,276    163,276
  NQO (2006 grant)
      Unvested & Accelerated                  -        70,905            -          70,905         70,905       70,905     70,905
Benefits and Perquisites:
Incremental SERP                              -        97,063            -          97,063         97,063       97,063     97,063
Disability Benefits                           -             -            -               -              -            -      7,500
BOLI death benefit                            -             -            -               -              -       25,000          -
280G Tax Gross-up                             -             -            -         173,074              -            -          -
CIC Career Counseling Services (1)            -             -            -           6,000              -            -          -
                                    ------------  -----------  ------------  -------------  --------------  ----------  -----------
Total:                                       $0    $1,099,963           $0      $1,830,694     $1,379,923   $1,124,963  $1,107,463

--------------------------
(1)  Cost projection based on career counseling services used by the Company in 2005.

Hancock Holding Company
Potential Payments Upon Termination or Change-in-Control - Clifton J. Saik
As of December 31, 2006

                                                                                         Termination
                                                                                             upon
                                                                            Termination   Expiration
                                                                             for Good       of CIC
Executive Benefits and Payments       Voluntary     Normal      For Cause     Reason      Employment
Upon Termination                     Termination  Retirement   Termination   upon CIC       Period       Death    Disability
----------------------------------   ------------ -----------  ------------ ------------  ------------ ---------- -----------
Compensation: (Clifton J. Saik)
  Base Salary                                $ -          $ -          $ -     $246,511      $249,001        $ -        $ -
  Short-Term Incentive                         -      104,580            -       97,761        97,761    104,580    104,580
  Long-Term Incentives:
  RSA (2003 - 2006 grants)
      Unvested & Accelerated                   -      317,040            -      317,040       317,040    317,040    317,040
  ISO (2006 grant)
      Unvested & Accelerated                   -      117,090            -      117,090       117,090    117,090    117,090
  NQO (2006 grant)
      Unvested & Accelerated                   -            -            -            -             -          -          -
Benefits and Perquisites:
Incremental SERP                          23,910       95,639       23,910       69,572        69,572     95,639     95,639
Disability Benefits                            -            -            -            -             -          -          -
BOLI death benefit                             -            -            -            -             -     25,000          -
280G Tax Gross-up                              -            -            -            -             -          -          -
CIC Career Counseling Services (1)             -            -            -        6,000             -          -          -
                                     ------------ -----------  ------------ ------------  ------------ ---------- -----------
Total:                                   $23,910     $634,349      $23,910     $847,974      $850,464   $659,349   $634,349

------------------------------
(1)  Cost projection based on career counseling services used by the Company in 2005

Hancock Holding Company
Potential Payments Upon Termination or Change-in-Control - Alfred G. Rath
As of December 31, 2006

                                                                                          Termination
                                                                           Termination  upon Expiration
                                                                            for Good         of CIC
Executive Benefits and Payments      Voluntary     Normal      For Cause     Reason        Employment
Upon Termination                    Termination  Retirement   Termination   upon CIC         Period         Death     Disability
---------------------------------  ------------  -----------  ------------ -----------  ---------------- ----------- -------------
Compensation: (Alfred G. Rath)
  Base Salary                               $ -          $ -          $ -     $198,000          $200,000        $ -            $ -
  Short-Term Incentive                        -       84,000            -       83,052            83,052     84,000         84,000
  Long-Term Incentives:
  RSA (2003 - 2006 grants)
      Unvested & Accelerated                  -      269,484            -      269,484           269,484    269,484        269,484
  ISO (2006 grant)
      Unvested & Accelerated                  -      117,090            -      117,090           117,090    117,090        117,090
  NQO (2006 grant)
      Unvested & Accelerated                  -            -            -            -                 -          -              -
Benefits and Perquisites:
Incremental SERP                         17,810        8,772       17,810        4,439             4,439      8,772          8,772
Disability Benefits                           -            -            -            -                 -          -          7,278
BOLI death benefit                            -            -            -            -                 -     25,000              -
280G Tax Gross-up                             -            -            -       70,263            71,000          -              -
CIC Career Counseling Services (1)            -            -            -        6,000                 -          -              -
                                   ------------  -----------  ------------ -----------  ---------------- ----------- -------------
Total:                                  $17,810     $479,346      $17,810     $742,328          $745,065   $504,346       $486,624

--------------------------------
(1) Cost projection based on career counseling services used by the Company in 2005.

Hancock Holding Company
Potential Payments Upon Termination or Change-in-Control - Richard T. Hill
As of December 31, 2006

                                                                                               Termination
                                                                                                  upon
                                                                           Termination for    Expiration of
Executive Benefits and Payments      Voluntary     Normal      For Cause     Good Reason     CIC Employment
Upon Termination                    Termination  Retirement   Termination      upon CIC          Period         Death    Disability
----------------------------------  -----------  -----------  ------------ ----------------  --------------- ---------- -----------
Compensation: (Richard T. Hill)
  Base Salary                               $ -          $ -          $ -          $198,000         $200,000        $ -        $ -
  Short-Term Incentive                        -       84,000            -            79,163           79,163     84,000    $84,000
  Long-Term Incentives:
  RSA (2003 - 2006 grants)
      Unvested & Accelerated                  -      317,040            -           317,040          317,040    317,040   $317,040
  ISO (2006 grant)
      Unvested & Accelerated                  -      117,090            -           117,090          117,090    117,090   $117,090
  NQO (2006 grant)
      Unvested & Accelerated                  -            -            -                 -                -          -          -
Benefits and Perquisites:
Incremental SERP                          5,306       70,492        5,306            61,866           61,866     70,492    $70,492
Disability Benefits                           -            -            -                 -                -          -     $7,500
BOLI death benefit                            -            -            -                 -                -     25,000          -
280G Tax Gross-up                             -            -            -                 -                -          -          -
CIC Career Counseling Services (1)            -            -            -             6,000                -          -          -
----------------------------------  -----------  -----------  ------------ ----------------  --------------- ---------- -----------
Total:                                   $5,306     $588,622       $5,306          $773,159         $775,159   $613,622   $596,122

--------------------------------
(1) Cost projection based on career counseling services used by the Company in 2005.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE OF CONTROL

The tables above reflect the amount of compensation to each of the named executive officers of the Company in the event of termination of such executive’s employment. The amount of compensation payable to each named executive officer upon voluntary termination, normal retirement, for cause termination, termination for good reason upon change in control, termination upon expiration in change in control employment period and in the event of death or disability of the executive is shown above. The amounts shown assume that such termination was effective as of December 31, 2006, and thus includes amounts earned through such time and are estimates of the amounts which would be paid out to the executives upon their termination. The actual amounts to be paid out can only be determined at the time of such executive’s separation from the company.

Payments Made Upon Voluntary Termination

In the event of a voluntary termination by a named executive officer, he is entitled to receive amounts earned during his term of employment. Such amounts include:

    o    Vested amounts in any Company contribution accounts in the Non-Qualified Deferred Compensation Plan.

Payments Made Upon Normal Retirement, Death or Disability

In the event of normal retirement, death or disability of a named executive officer, in addition to the items identified above:

    o    he will immediately vest in all outstanding  options  (incentive and non-qualified) and retain such options for a six month period;
    o    he will immediately vest in all outstanding awards;
    o    he will immediately vest in any company contribution  accounts in the Non-Qualified  Deferred  Compensation Plan; and
    o    he will receive  benefits  under the Company's  executive  disability  plan or payments  under the Company's Bank
          Owned Life Insurance (BOLI) plan, as appropriate.

Payments Made Upon a Change of Control

The Company has entered into Change of Control Employment Agreements with each named executive officer. These agreements provide for continued employment for a period of three years following a change of control (the “Employment Period”).
Pursuant to these agreements, if an executive’s employment is terminated following a change of control and prior to the end of the Employment Period (other than termination by the Company for cause or by reason of death or disability), or if the executive terminates his employment in certain circumstances defined in the agreement which constitutes “good reason”, or if the executive resigns for any reason during the thirty day period following the date that is six months after the effective date of a change of control, the executive will receive certain benefits in addition to those listed under the heading
“Payments Made Upon Termination and Payments Made Upon Normal Retirement, Death or Disability”

    o    the named executive officer will receive:
          --   a lump sum severance  payment which is a multiple of the Executive's  Base  Compensation  and average  Employment
               Period Bonus; and
    o    career counseling services for a period of 6 months.

In addition, the Award Agreements pursuant to which certain equity based awards have been made to the executives under the
Company’s Long Term Incentive Plan provide for an acceleration of the benefits in the event of a change of control. As a result:

    o    all restricted stock awards granted to the executive will automatically vest and become non-forfeitable; and
    o    all stock options held by the executive will automatically vest and become exercisable.

Generally, pursuant to the agreements a change of control is deemed to occur if:
     (i)      a person,  including a "group" as defined in Section  13(d)(3) of the Securities and Exchange Act of 1934 becomes the  owner of  shares  of  Hancock  having  fifty  (50%)  percent  or more of the  voting  power of the then outstanding shares,
     (ii)     Immediately  following a reorganization,  merger or consolidation with another corporation former shareholders of
              Hancock control less than fifty (50%) percent of the voting power of the resulting corporation,
     (iii)    Hancock  becomes a subsidiary of or controlled by one or more other  corporations or  unincorporated  entities or all  or  substantially  all  of the  assets  of  Hancock  are  acquired  by  one  or  more  corporations  or unincorporated entities, or
     (iv)     During any period of two  consecutive  calendar  years,  the  individuals  who, at the  beginning of such period, constitute  the Board of  Directors  of the HHC  cease for any  reason  to  constitute  at least a  majority thereof,  unless the election or the  nomination for election by the HHC  shareholders  of each new director was approved by a vote of at least a majority of the  directors  then still in office who were  directors at the beginning of the period or persons nominated or elected by such directors.

"Good Reason" shall mean:
     (i)      the  assignment  of  duties or other  actions  that are  materially  inconsistent  with or  result in a  material diminution of Executive's position,  authority,  duties or responsibilities  immediately prior to the Change of Control; or
     (ii)     requiring  Executive,  without his consent, to be based at any office or location outside of a twenty-mile radius of the location at which Executive was based prior to the Effective Date of a Change of Control.

If the executive remains employed throughout the Employment Period, the Change of Control Employment Agreements provide the executive will receive a lump-sum payment equal to his average annual base salary during the Employment Period, plus his average Employment Period Bonus.

280G Tax Gross-up

Upon a change in control of the Company the executive may be subject to certain excise taxes pursuant to Section 280G of the Internal Revenue Code. The Company has agreed to reimburse the executive for excise taxes that are imposed on the executive under Section 280G.

FIVE YEAR SHAREHOLDER RETURN COMPARISON

The U.S. Securities and Exchange Commission requires that the Company include in its Annual Report on Form 10-K the line graph presentation set forth below. The Company is also including the graph in this Proxy Statement for the Company’s shareholders’ ease of reference. The following graph compares cumulative, five-year shareholder returns on an indexed basis with a performance indicator of the overall stock market and an index of peer companies selected by the Company. The broad market index used in the graph is the NASDAQ Market Index. The peer group index is a group of financial institutions in the Southeast that are similar in asset size and business strategy; a list of the Companies included in the index follows the graph.

BOARD COMMITTEES AND MEETINGS

Audit Committee

The Company has an Audit Committee, which is currently composed of independent directors (as the term independent is defined by NASDAQ listing standards) Frank E. Bertucci, J. F. Boardman, Jr., James H. Horne, and Christine L. Pickering. The Company’s Board of Directors has determined that Ms. Pickering, a practicing CPA, is an audit committee financial expert as that term is defined in pertinent regulations. She also serves as Chairperson of the Audit Committee. The Audit Committee acts pursuant to a written Audit Committee Charter, a copy of which was attached as Appendix A to the 2004 Proxy Statement and which is available on the Company’s website under Investor Relations — Corporate Governance — Committee Charters. The Audit Committee oversees the operation of the Company’s Audit Department and makes recommendations to the Board of Directors concerning the independent accountants for the Company and its subsidiaries. The Audit Committee met thirteen (13) times during 2006. The Audit Committee’s Pre-Approval Policies and Procedures were attached as Appendix B to the 2004 Proxy Statement.

Compensation Committee

The following directors currently serve as members of the Compensation Committee of Hancock Holding Company’s Board of Directors: Frank E. Bertucci, Compensation Committee Chairman, J.F. Boardman, Jr., Don P. Descant, and Charles H. Johnson, Sr. The Compensation Committee met seven (7) times in 2006.

There are no relationships that would create a compensation committee interlock as defined under applicable SEC regulations.

Role and Purpose of the Compensation Committee

The primary purpose of the Compensation Committee (the “Committee”) is to aid the Board of Directors (the “Board”) in discharging its responsibilities relating to the compensation of the Company’s Chief Executive Officer and other officers of the company and its subsidiaries having the rank of Executive Vice President or higher and who report directly to the Chief Executive Officer (referred to herein as “executive officers”). The Committee has overall responsibility for evaluating and approving the Company’s compensation plans, policies and programs. The Compensation Committee also oversees the preparation of and approves the annual Committee report on executive compensation for inclusion in the Company’s proxy statement. The Compensation Committee Charter, which further outlines the Committee’s responsibilities and duties, appears on the Company’s website under Investor Relations — Corporate Governance — Committee Charters.

Nominating Committee

The Company has a Nominating Committee consisting of four (4) independent directors (as the term independent is defined by NASDAQ Global Listing Standards) James B. Estabrook, Jr. (Chairperson), James H. Horne, John H. Pace and Christine L. Pickering. The Nominating Committee provides oversight on a broad range of issues surrounding the composition and operation of the Board of Directors of Hancock Holding Company. The Nominating Committee has a charter which is available on the Company’s website under Investor Relations — Corporate Governance — Committee Charters. The Nominating Committee met four (4) times in 2006.

Nominations for the election to the Board of Directors, other than those made by or at the direction of the Board of Directors, may be made by a shareholder by delivering written notice to the Company’s Corporate Secretary not less than fifty (50) nor more than ninety (90) days prior to the meeting at which directors are to be elected, provided that the Company has mailed the first notice of the meeting at least sixty (60) days prior to the meeting date. If the Company has not given such notice, shareholder nominations must be submitted within ten (10) days following the earlier of: (i) the date that notice of the date of the meeting was first mailed to the shareholders, or (ii) the date on which public disclosure of such date was made.

The shareholder’s notice must set forth as to each nominee: (i) the name, age, business address and residence address of such nominee; (ii) the principal occupation or employment of such nominee; (iii) the class and number of shares of the Company’s Common Stock which are beneficially owned by such nominee; and (iv) any other information relating to such nominee that may be required under federal securities laws to be disclosed in solicitations of proxies for the election of Directors. The shareholder’s notice must also set forth as to the shareholder giving notice: (i) the name and address of such shareholder; and (ii) the amount of such shareholder’s beneficial ownership of the Company’s Common Stock.

If the information supplied by the shareholder is deficient in any material aspect or if the foregoing procedure is not followed, the chairman of the Annual Meeting may determine that such shareholder’s nomination should not be brought before the meeting and that such nominee shall not be eligible for election as Director of the Company.

It is the Nominating Committee’s policy to consider director candidates recommended by stockholders who appear to be qualified to serve on the Company’s Board of Directors. The Nominating Committee may choose not to consider an unsolicited recommendation if no vacancy exists on the Board of Directors and the Nominating Committee does not perceive a need to increase the size of the Board of Directors. The Nominating Committee will consider only those director candidates recommended in accordance with the procedures set forth below.

Procedures to be followed by Stockholders

To submit a recommendation of a director candidate to the Nominating Committee, a shareholder should submit the following information in writing, addressed to the Chairman of the Committee, care of Paul D. Guichet, Vice President, Investor Relations, at the main office of the Company:

1.     The name of the person recommended as a director candidate;

2.     All information relating to such person that is required to be disclosed in solicitations of proxies for election of directors pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended;

3.     The written consent of the person being recommended as a director candidate to being named in the proxy statement as a nominee and to serve as a director if elected;

4.     As to the shareholder making the recommendation, the name and address, as they appear on the Company’s books, of such shareholder; provided, however, that if the shareholder is not a registered holder of the Company’s common stock, the shareholder should submit his or her name and address along with a current written statement from the record holder of the shares that reflects ownership of the Company’s common stock; and

5.     A statement disclosing whether such shareholder is acting with or on behalf of any other person and, if applicable, the identity of such person.

Minimum Qualifications

The Nominating Committee has adopted a set of criteria that it considers when it selects individuals to be nominated for election to the Board of Directors. First a candidate must meet the eligibility requirements set forth in the Company’s bylaws. A candidate also must meet any qualification requirements set forth in any Board or Committee governing documents.

The Nominating Committee will consider the following criteria in selecting nominees: financial, regulatory and business experience; familiarity with and participation in the local community; integrity, honesty and reputation; dedication to the Company and its stockholders; independence; and any other factors the Nominating Committee deems relevant, including age, diversity, size of the Board of Directors and regulatory obligations.

The Board of Directors of the Company met a total of fifteen (15) times during the year ended December 31, 2006. During 2006, all Directors attended 75% or more of the aggregate of the total number of meetings of the Board of Directors and the total number of meetings held by committees on which they served.

The Company has implemented a shareholder communication process to facilitate communication with its Board of Directors. All shareholder communications to the Board of Directors should be forwarded to the attention of Paul D. Guichet, Vice President-Corporate Investor Relations Department, Hancock Holding Company, P.O. Box 4019, Gulfport, MS 39502. Email address; Paul_Guichet@hancock bank.com.

It is the Company’s policy that members of the Board of Directors attend the annual meeting of shareholders. At the 2006 annual meeting, all directors of the Company were in attendance.

PRINCIPAL ACCOUNTING FIRM FEES

During the last two (2) fiscal years, the Company paid its independent auditors fees and out of pocket expenses as follows:

Audit Fees. The aggregate fees billed by KPMG LLP for professional services rendered for the audit of the Company’s annual financial statements for the fiscal year ended December 31, 2006 and for the review of the financial statements included in the Company’s Quarterly Reports on Form 10-Q for that fiscal year were $995,000 and for the fiscal year ended December 31, 2005, the aggregate fees billed for such services were $1,206,025.

Audit-related Fees. The aggregate fees billed by KPMG LLP for assurance and related services that were reasonably related to the audit of the Company’s annual financial statements for the fiscal year ended December 31, 2006 were $154,156. For the fiscal year ended December 31, 2005, the aggregate fees billed for such services were $270,975.

Tax Fees. The aggregate fees billed for professional services rendered by KPMG LLP for tax compliance, tax advice and tax planning for the fiscal year ended December 31, 2006 was $216,714. For the fiscal year ended December 31, 2005, the aggregate fees billed for such services were $138,675.

All Other Fees. None incurred for the fiscal years ending December 31, 2006 and December 31, 2005.

The Audit Committee has considered whether the provision of non-audit services is compatible with maintaining the principal accountant’s independence. For 2005 the Audit Committee approved all the services described above in accordance with its Pre-Approval Policies, which were attached to the 2004 Proxy Statement as Appendix B.

REPORT OF THE AUDIT COMMITTEE

Notwithstanding anything to the contrary set forth in any of the Company’s filings under the Securities Act of 1933 or the Securities Exchange Act of 1934, the following report of the Audit Committee shall not be incorporated by reference into any such filings and shall not otherwise be deemed filed under such acts.

With respect to fiscal 2006, the Audit Committee has reviewed and discussed the audited financial statements with management. The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards 61, Communications with Audit Committees, as amended by Statement on Auditing Standards 90, Audit Committee Communications. The Audit Committee received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, Independent Discussions with Audit Committee, and has discussed with the independent auditors the auditor’s independence.

The Audit Committee has discussed with the Company’s management and independent auditors the process used for certifications by the Company’s Chief Executive Officer and Chief Financial Officer which are required by the Securities and Exchange Commission and the Sarbanes-Oxley Act of 2002 for certain of the Company’s filings with the Securities and Exchange Commission. The Board of Directors adopted a new Audit Committee charter, which meets the new requirements of the Sarbanes-Oxley Act of 2002, and new rules promulgated by the Securities and Exchange Commission.

Based on the review and discussions referred to above, the Audit Committee has recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2006 for filing with the Securities and Exchange Commission.

Submitted by the Company's Audit Committee:

Frank E. Bertucci               J. F. Boardman, Jr.               James H. Horne             Christine L. Pickering

ADDITIONAL INFORMATION

The Annual Report of the Company for the fiscal year ended December 31, 2006 is enclosed. The Annual Report is not to be regarded as proxy soliciting material. Any shareholder who has not received an Annual Report may obtain one from the Company. The Company also will provide, without charge, copies of its Annual Report on Form 10-K for the year ended December 31, 2006, as filed with the U. S. Securities and Exchange Commission. Shareholders wishing to receive a copy of the Annual Report on Form 10-K are directed to write Paul D. Guichet, Vice President — Investor Relations, at the address of the Company.

PROPOSALS FOR 2008 ANNUAL MEETING

Any shareholder who wishes to present a proposal at the Company’s next Annual Meeting and who wishes to have the proposal included in the Company’s Proxy Statement and form of Proxy for the meeting must submit the proposal to the undersigned at the address of the Company not later than November 6, 2007. After this date, a stockholder who intends to raise a proposal to be acted upon at the 2008 annual meeting of shareholders must inform the Company in writing no later than December 18, 2007. If notice is not provided by that date, the Company’s Board of Directors may exclude such proposal from being acted upon at the 2008 meeting. Further, the persons named in the Company’s Proxy for the 2008 Annual Meeting will be allowed to exercise their discretionary authority to vote upon such proposal without the matter having been discussed in the Proxy Statement for the 2008 Annual Meeting.

By Order of the Board of Directors

/s/ Leo W. Seal, Jr.                                          /s/ George A. Schloegel

Leo W. Seal, Jr.                                             George A. Schloegel President
President                                                    Chairman

Dated:  March 5, 2007

                                                       Exhibit "A"

                                               ARTICLES OF AMENDMENT TO THE
                                                ARTICLES OF INCORPORATION

         SECOND:  The aggregate number of shares which the Corporation is authorized to issue is 400,000,000 divided into two classes.  The designation of each class, the number of shares of each class and the par value, if any, of each class are as follows:

         Number of Shares                         Class                      Par Value, if any

            350,000,000                          Common                            $  3.33
             50,000,000                         Preferred                          $ 20.00

         The preferences and relative rights in respect of the shares of each class and the variations in the relative rights and preferences as between the series of any preferred class in the series are as follows:

         Each share of Common Stock shall entitle the holder thereof to full voting rights. Except as may be determined by the Board of Directors at the time a series is created, holders of Preferred Stock shall have no voting rights as a holder of such stock, except as specifically required by law.

         The holders of Preferred Stock shall be entitled to receive dividends, subject to statutory restrictions, when and as declared by the Board of Directors.  Such dividends shall be payable at such periods as shall be fixed by the
Board of Directors at the rate specified in the resolution of the Board of Directors authorizing the issuance of the particular series of Preferred Stock, and no more, before any dividend shall be paid or set apart for payment upon the
Common Stock.

         Dividends on the Preferred Stock shall be cumulative, so that if for any period the same shall not be paid, the right thereto shall accumulate as against the Common Stock, and all arrears so accumulated shall be paid before any dividend shall be paid upon the Common Stock.

         Whenever all accumulated dividends on the outstanding Preferred Stock for all previous periods shall have been declared and shall have become payable, and the Corporation shall have paid such accumulated dividends for such previous periods, or shall have set aside from its legally available funds a sum sufficient therefor, the Board of Directors may declare dividends on the Common Stock, payable then or thereafter out of any remaining legally available funds.

         Each class of Preferred Stock shall be divided into and issued from time to time by resolution of the Board of
Directors in one or more series, each series being so designated as to distinguish the shares thereof from the shares of all other series and classes.  All or any of the series of any such class and the variations and the relative rights and preferences as between different series may be fixed and determined by resolution of the Board of Directors, but all shares of the same class shall be identical except as to the following relative rights and preferences, as to which there may be variations between different series:

         (a)      the rate of dividend;

         (b)      whether shares may be redeemed and, if so, the redemption price and terms and conditions of redemption;

         (c)      the amount payable upon shares in the event of voluntary and involuntary liquidation;

         (d)      sinking fund provisions, if any, for the redemption or purchase of shares;

         (e)      the terms and conditions, if any, on which shares may be converted; and

         (f)      the voting rights of the shares.

                                                 HANCOCK HOLDING COMPANY
                                                      P. O. BOX 4019
                                                    GULFPORT, MS 39502

                                    P R O X Y F O R 2 0 0 7 A N N U A L M E E T I N G

                               THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

KNOW ALL MEN BY THESE PRESENTS that the undersigned shareholder of Hancock Holding Company, does hereby nominate, constitute, and appoint Joseph F. Boardman, Jr. and George A. Schloegel, and each of them, as proxies (with full power of substitution), and hereby authorizes them to vote upon all matters that may properly come before the meeting including the matters described in the Proxy Statement furnished herewith, subject to any directions indicated below, with full power to vote all shares of Common stock of Hancock Holding Company held of record by the undersigned on
February 13, 2007, at the annual meeting of stockholders to be held on March 29, 2007, or any adjournment(s) thereof.
IF NO DIRECTIONS ARE GIVEN, THE PROXIES WILL VOTE WITH THE BOARD OF DIRECTORS' RECOMMENDATION FOR EACH OF THE DIRECTORS
AS INDICATED IN ITEM 1, ITEM 2, and ITEM 3.

                            The Board of Directors Recommends you vote FOR Items 1, 2, and 3.

MANAGEMENT PROPOSALS:

Item 1.    The  election of the  following  five (5) persons as  directors,  to serve  until the Annual  Meeting in 2010,  or until  each  person's  successor  has been  elected  and  qualified.  (INSTRUCTION:  AUTHORITY  TO VOTE FOR ANY
           NOMINEE MAY BE WITHHELD BY LINING THROUGH OR OTHERWISE STRIKING OUT THE NAME OF ANY NOMINEE.)

           DON P. DESCANT                   JAMES B. ESTABROOK, JR.                              ROBERT W. ROSEBERRY
                          ----                                      ----                                             ----

                           LEO W. SEAL, JR.                   ANTHONY J. TOPAZI
                                            ----                                ----

                  For all nominees except as indicated        Withhold authority to vote for all nominees
                                                       ----                                               ----

Item 2.    Approval of the appointment of KPMG LLP as independent accountants for the Company.

                                                FOR        AGAINST        ABSTAIN
                                                    ----           ----           ----

Item 3.    Approval of the Amendment to the Articles of Incorporation to increase the number of authorized shares of
           Common Stock from 75,000,000 to 350,000,000, as per Exhibit "A".

                                                FOR        AGAINST        ABSTAIN
                                                    ----           ----           ----
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PLEASE RETURN THE ENTIRE PROXY CARD IN THE ENCLOSED SELF-ADDRESSED ENVELOPE.

                                                                       DATED:                        , 2007
                                                                             ------------------------
                                                                       Signature:
                                                                                 -----------------------------
                                                                       Signature:
                                                                                 -----------------------------

                                                                       When signing as  attorney,  executor,  trustee,  or
                                                                       guardian,  please  give  full  title.  If more than
                                                                       one  trustee,  all should  sign.  All joint  owners
                                                                       must sign.

                                                                       Number of shares:
                                                                                        -----------------------

                                                                       IF YOU PLAN TO ATTEND THE MEETING,
                                                                       PLEASE CHECK HERE
                                                                                         ----
                                                                       WHETHER  OR NOT YOU  PLAN TO  ATTEND,  PLEASE  SIGN
                                                                       AND RETURN AT ONCE.